                                                       Registration Nos. 2-68348
                                                                        811-2819
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933                            [ ]

                       Pre-Effective Amendment No. __                   [ ]

                       Post-Effective Amendment No. 43                  [X]

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                        [ ]

                        Amendment No. 43                                [X]
                          (Check appropriate box or boxes.)

                       IXIS Advisor Cash Management Trust
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                        399 Boylston Street
                        Boston, Massachusetts            02116
--------------------------------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)

Registrant's Telephone Number, including Area Code    (617) 449-2810

                           Coleen Downs Dinneen, Esq.
                    IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)
                                    Copy to:
                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110
--------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box):
[ ] Immediately upon filing pursuant to paragraph (b)
[X] On September 1, 2005 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          [LOGO]

                          IXIS ADVISOR FUNDS


WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses.....  Page 4

Management Team..........  Page 6

Fund Services............  Page 8

Financial Performance.... Page 20



  IXIS Advisor Money Market Fund

[LOGO] Reich and Tang

IXIS Cash Management Trust -- Money Market Series

  Reich & Tang Asset Management, LLC
                                                                     Prospectus

                                                              September 1, 2005


The Securities and Exchange Commission has not approved the Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


For general information on the Fund or any of its services and for assistance in opening an account, contact your financial representative or call IXIS Advisor Funds.

IXIS Advisor Funds

P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478

www.ixisadvisorfunds.com

Table of Contents


Goals, Strategies & Risks
IXIS Cash Management Trust -- Money Market Series 2
Fund Fees & Expenses
Fund Fees & Expenses............................. 4
More About Risk
More About Risk.................................. 5
Management Team
Meet the Fund's Investment Adviser and Subadviser 6
Fund Services
Investing in the Fund............................ 8
It's Easy to Open an Account..................... 8
Buying Shares................................... 10
Selling Shares.................................. 11
Selling Shares in Writing....................... 13
Exchanging Shares............................... 15
Restrictions on Buying and Selling Shares....... 15
How Fund Shares Are Priced...................... 16
Dividends and Distributions..................... 17
Tax Consequences................................ 17
Additional Investor Services.................... 19
Financial Performance
Financial Performance........................... 20
Glossary of Terms
Glossary of Terms............................... 22


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."


To learn more about the possible risks of investing in the Fund, please refer to the section "More About Risk." This section details the risks of practices in which the Fund may engage. Please read this section carefully before you invest.


Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                                    [GRAPHIC]



Goals, Strategies & Risks

IXIS Cash Management Trust --
 Money Market Series



Adviser:    IXIS Asset Management Advisors, L.P.
               ("IXIS Advisors")
Subadviser: Reich & Tang Asset Management, LLC
               ("Reich & Tang")

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEMXX   NMBXX   NVCXX

 Investment Goal

The Fund seeks maximum current income consistent with preservation of capital and liquidity.

 Principal Investment Strategies

The Fund will invest up to 100% of its assets in high-quality, short-term, U.S. dollar-denominated money market investments issued by U.S. and foreign issuers. To preserve its investors' capital, the Fund seeks to maintain a stable $1.00 share price. Some of the Fund's portfolio positions include:
(check mark) Certificates of deposit
(check mark) Bankers' acceptances or bank notes
(check mark) Securities issued or guaranteed by the U.S. government
(check mark) Commercial paper
(check mark) Repurchase agreements
(check mark) Other corporate debt obligations
(check mark) Cash

Reich & Tang will manage the Fund's portfolio in compliance with industry-standard requirements for money market funds. These requirements include:
.. Credit quality -- The Fund's investments are generally rated in the two highest rating categories as rated by a major credit agency.
.. Maturity -- Each of the Fund's investments has a maturity of 397 days or less and the dollar-weighted average portfolio maturity is 90 days or less.
.. Diversification -- The Fund is diversified, which limits its exposure to any given issuer.

Reich & Tang may adjust the Fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. The Fund is appropriate for investors who seek a conservative investment for their portfolio or who are comfortable with the risks described below and may need cash immediately.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.) In addition, a complete list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com. Such information will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.


 Principal Investment Risks

Credit and Interest Rate Risk: The Fund is subject to credit risk and interest rate risk. Credit risk relates to the ability of an issuer to make payments of principal and interest when due and includes the risk of default. Although generally considered unlikely, the risk of default could cause the Fund's share price or yield to fall. Interest rate risk relates to changes in a security's value as a result of changes in interest rates. Generally, the value of money market securities rises when prevailing interest rates fall and falls when interest rates rise.
Foreign Investment Risk: Risks of foreign investments include a lack of issuer information and the risk of political uncertainties, as well as different regulatory requirements than those for U.S. investments.
Not Insured: An investment in the Fund is not a deposit of a bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the net asset value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


For additional information see the section "More About Risk."


--------------------------------------------------------------------------------
2

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual returns for the one-year, five-year and ten-year periods or since inception if shorter. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed its role in June 2001. The performance results shown below, for the periods prior to that date, reflect results achieved by the previous subadviser. The Fund's performance might have been different had the current advisory arrangements been in place for all periods shown.


The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+


                                    [CHART]
(total return)
                                                                               (up triangle) Highest Quarterly Return: Fourth
 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004                Quarter 2000, up 1.49%
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----  (down triangle) Lowest Quarterly Return: Third
 5.30%   4.77%   4.90%   4.91%   4.51%   5.76%   3.53%   1.06%   0.37%   0.48%                 Quarter 2003, up 0.06%



+ The Fund's total return for Class A shares year-to-date as of June 30, 2005 was 0.90%.


The table below shows the average annual total returns for each class of the Fund for the one-year, five-year and ten-year periods.



Average Annual Total Returns
(for the periods ended December 31, 2004) Past 1 Year Past 5 Years Past 10 Years
       Class A (Inception 7/10/78)           0.48%        2.22%        3.54%
       Class B (Inception 9/13/93)           0.48%        2.22%        3.54%
       Class C (Inception 3/1/98)            0.48%        2.22%        2.88%*

* Since class inception


For more information about the Fund's expenses, see the section "Fund Fees & Expenses."

For current yield information about the Fund, shareholders or their financial representatives may call IXIS Advisor Funds Personal Access Line(R) 24 hours a day at 800-225-5478, press 1.


--------------------------------------------------------------------------------
                                                                             3

                                    [GRAPHIC]



Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

 Shareholder Fees

(fees paid directly from your investment)


                                                 IXIS Cash Management Trust --
                                                   Money Market Series
                                                 Class A   Class B   Class C
Maximum sales charge (load) imposed on purchases  None      None      None
Maximum deferred sales charge (load)              None*     None*     None*
Redemption fees                                   None**    None**    None**


* Shares of each class are sold without any sales charge. However, shares may be subject to a Contingent Deferred Sales Charge ("CDSC") if the shares were purchased by exchange from another IXIS Advisor Fund. See the section "Exchanging Shares."

** Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


                                         IXIS Cash Management Trust --
                                           Money Market Series
                                         Class A   Class B   Class C
Management fees*                          0.34%     0.34%     0.34%
Distribution and/or service (12b-1) fees   None      None      None
Other expenses+                           0.40%     0.40%     0.40%
Total annual fund operating expenses      0.74%     0.74%     0.74%


* Management fee information in the table has been restated to reflect the current management fee for the Fund effective July 1, 2005.
+ Other expenses have been restated to reflect changes to the transfer agency and custodian fees for the Fund effective October 1, 2005 and September 1, 2005, respectively. For the period from September 1 to September 30, 2005, prior to the change in transfer agency arrangements, other expenses will be 0.55% and total annual Fund operating expenses will be 0.89%.


 Example

This example, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
.. Your investment has a 5% return each year;
.. The Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


          IXIS Cash Management Trust --
              Money Market Series*
         Class A Class B/(1)/ Class C/(1)/
1 year    $ 76      $ 76         $ 76
3 years   $237      $237         $237
5 years   $411      $411         $411
10 years  $918      $918         $918


(1) Assumes CDSC does not apply to the redemption. See the section "Exchanging Shares".
*  Reflects fees and expenses as listed above in "Annual Fund Operating
   Expenses".


--------------------------------------------------------------------------------
4

                                    [GRAPHIC]



More About Risk

The Fund has principal investment strategies that come with inherent risks. The following is a list of risks to which the Fund may be subject because of its investment in various types of securities or engagement in various practices. Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than funds that do not invest in such securities.

Foreign Risk The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

Information Risk The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.


Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper and Rule 144A Securities.


Management Risk The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Political Risk The risk of losses directly attributable to government or political actions.

Valuation Risk The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold.

--------------------------------------------------------------------------------
                                                                             5

                                    [GRAPHIC]



Management Team
Meet the Fund's Investment Adviser and Subadviser


The IXIS Advisor Funds family (as defined below) currently includes 21 mutual funds. The IXIS Advisor Funds family had combined assets of $5.6 billion as of June 30, 2005. IXIS Advisor Funds are distributed through IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers IXIS Cash Management Trust -- Money Market Series (the "Money Market Fund" or the "Fund"). IXIS Advisor Equity Funds, IXIS Advisor Income and Tax Free Income Funds, IXIS Advisor Diversified Portfolios, Loomis Sayles Research Fund and Loomis Sayles Growth Fund along with the Money Market Fund, constitute the "IXIS Advisor Funds".


 Adviser


IXIS Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Fund. IXIS Advisors is a subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly and indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. IXIS Asset Management North America has 12 principal affiliated asset management firms that collectively had $190 billion in assets under management at June 30, 2005. IXIS Advisors oversees, evaluates, and monitors the subadvisory services provided to the Fund. It also provides general business management and administration to the Fund. IXIS Advisors does not determine what investments will be purchased by the Fund. The subadviser listed below makes the investment decisions for the Fund.

The combined advisory and subadvisory fees paid by the Fund for the fiscal year ended June 30, 2005, as a percentage of the Fund's average daily net assets, were 0.40%.

A discussion regarding the basis for the approval by the Board of Trustees of the investment advisory and subadvisory contracts of the Fund is available in the Fund's annual report for the fiscal year ended June 30, 2005.


 Subadviser


The subadviser has full investment discretion and makes all determinations with respect to the investment of the assets of the Fund, subject to the general supervision of the Fund's adviser and Board of Trustees.

Reich & Tang, located at 600 Fifth Avenue, New York, New York 10020, serves as the subadviser to the Fund. Reich & Tang is a limited liability company with 100% of its membership interest owned by IXIS Asset Management North America. Reich & Tang's origins date back to 1970, and as of June 30, 2005, it is the investment manager, adviser or subadviser with respect to assets in excess of $18.3 billion.


 Subadvisory Agreements


The IXIS Advisor Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits IXIS Advisors to amend or continue existing subadvisory agreements, when approved by the Board of Trustees, without shareholder approval. The exemption also permits IXIS Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with IXIS Advisors without shareholder approval if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Shareholders will be notified of any subadviser changes. (As of the date of this prospectus, IXIS Cash Management Trust -- Money Market Series has not received shareholder approval to rely on the exemptive order.)


 Portfolio Trades


In placing portfolio trades, the Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with IXIS Asset Management North America, IXIS Advisors or Reich & Tang. In placing trades, Reich & Tang will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.


--------------------------------------------------------------------------------
6

Transactions with Other Investment Companies. Pursuant to exemptive relief that may in the future be granted by the SEC, the fund and certain other funds advised by Reich & Tang, such as the Institutional Daily Income Fund, Cortland Trust, Inc., and Short-Term Income Fund, Inc. ("Central Funds") may lend money to other mutual funds for temporary or emergency purposes directly to and from each other through an interfund credit facility. Such other mutual funds may also be permitted to invest their daily cash balances in the Central Funds. In addition to the funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: IXIS Advisor Funds Trust I (except the CGM Advisor Targeted Equity Fund series), IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and sub-advisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and sub-advisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds, including the Fund, and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a fund. Should a fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.


--------------------------------------------------------------------------------
                                                                             7

                                    [GRAPHIC]



Fund Services
Investing in the Fund

 Choosing a Share Class


The Money Market Fund offers Class A, Class B and Class C shares to the public. The classes of the Fund enable shareholders in the same classes of another IXIS Advisor Fund to invest in the Fund through an exchange of shares.


 Certificates


Certificates will not be issued for any class of shares.


It's Easy to Open an Account


 To Open an Account with IXIS Advisor Funds:

1.Read this Prospectus carefully. The Fund will only accept accounts from U.S.
  citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.


2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:


                                                                                 Minimum   Minimum
                                                                                 Initial  Subsequent
Type of Account                                                                  Purchase  Purchase
Any account other than those listed below                                         $2,500     $100
For shareholders participating in IXIS Advisor Funds' Investment Builder Program  $1,000      $50*
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans under
   the IXIS Advisor Funds' prototype                                              $1,000     $100
Coverdell Education Savings Accounts                                                $500     $100
For SIMPLE IRA** and 403(b)(7) plans under IXIS Advisor Funds' prototype              $0       $0


* Shareholders with accounts participating in IXIS Advisor Funds' Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 into those accounts.
** Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
   Small Employers (SIMPLE) IRA became available replacing SARSEP Plans. SARSEP plans established prior to January 1, 1997 are subject to the same minimums as SIMPLE IRAs and may remain active and continue to add new employees.

The Distributor, in its sole discretion, may lower investment minimums for participants associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the IXIS Advisor Funds' prototype document. Such wrap-fee and defined contribution accounts will be subject to the minimum balance policy, as discussed below.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or IXIS Advisor Funds at 800-225-5478. For more information on IXIS Advisor Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.

4.Use the section "Buying Shares" as your guide for purchasing shares.

 Minimum Balance Policy

The Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occurs during the third week in September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30/th/ of the calendar year in which the fee is assessed. Certain accounts, such as accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares and accounts using the IXIS Advisor Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts), are excepted from the minimum balance fee.


--------------------------------------------------------------------------------
8

                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account (continued)


In its discretion, the Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation ("NSCC") may be liquidated rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30/th/ of a calendar year will not be subject to the liquidation for that calendar year.


 Self-Servicing Your Account


You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Buying or selling shares is easy with the services described below:



                   IXIS Advisor Funds Personal Access Line(R)

                             800-225-5478, press 1


--------------------------------------------------------------------------------
                                                                             9



                          IXIS Advisor Funds Web Site

                           www.ixisadvisorfunds.com


Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Fund prices and recent performance;

    . order duplicate account statements;
    . obtain tax information; and
    . order checks.


Please see the following pages for other ways to buy, exchange or sell your shares.

                                    [GRAPHIC]




Fund Services

Buying Shares


                                   Opening an Account                               Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
   LOGO              . Make out a check in U.S. dollars for the        . Make out a check in U.S. dollars for the
                       investment amount, payable to "IXIS               investment amount, payable to "IXIS
                       Advisor Funds." Third party checks and            Advisor Funds." Third party checks and
                       "starter" checks will not be accepted.            "starter" checks will not be accepted.
                     . Mail the check with your completed              . Complete the investment slip from an
                       application to IXIS Advisor Funds, P.O. Box       account statement or include a letter
                       219579, Kansas City, MO 64121-9579.               specifying the Fund name, your class of
                     . Shares purchased by check may not be              shares, your account number and the
                       available immediately for redemption. See         registered account name(s).
                       the section "Selling Restrictions".             . Shares purchased by check may not be
                                                                         available immediately for redemption. See
                                                                         the section "Selling Restrictions".
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund        . Call your investment dealer or IXIS
                       into which you are exchanging by calling          Advisor Funds at 800-225-5478 or visit
 [GRAPHIC]             your investment dealer or IXIS Advisor            www.ixisadvisorfunds.com to request an
                       Funds at 800-225-5478.                            exchange.
                     . Call your investment dealer or IXIS Advisor
                       Funds or visit www.ixisadvisorfunds.com to
                       request an exchange.
 By Wire
                     . Opening an account by wire is not               . Instruct your bank to transfer funds to
                       available.                                        State Street Bank & Trust Company, ABA
 [GRAPHIC]                                                               #011000028, and DDA #99011538.
                                                                       . Specify the Fund name, your class of
                                                                         shares, your account number and the
                                                                         registered account name(s). Your bank
                                                                         may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account             . Call IXIS Advisor Funds at 800-225-5478
                       through ACH, you may add this feature by          or visit www.ixisadvisorfunds.com to add
 [GRAPHIC]             selecting it on your account application.         shares to your account through ACH.
                     . Ask your bank or credit union whether it is     . If you have not signed up for the ACH
                       a member of the ACH system.                       system, please call IXIS Advisor Funds or
                                                                         visit www.ixisadvisorfunds.com for a
                                                                         Service Options Form. A signature guarantee
                                                                         may be required to add this privilege.
                                                                       . Shares purchased by ACH may not be
                                                                         available immediately for redemption. See
                                                                         the section "Selling Restrictions".
 Automatic Investing Through Investment Builder
                     . You must make a minimum initial                 . Call IXIS Advisor Funds at 800-225-5478
                       investment of $1,000.                             or visit www.ixisadvisorfunds.com for a
 [GRAPHIC]           . Indicate on your application that you would       Service Options Form. A signature
                       like to begin an automatic investment plan        guarantee may be required to add this
                       through Investment Builder and the amount         privilege.
                       of the monthly investment ($50 minimum).        . See the section "Additional Investor
                     . Include a check marked "Void" or a                Services."
                       deposit slip from your bank account.


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10

                                    [GRAPHIC]




Fund Services

Selling Shares

                      To Sell Some or All of Your Shares

Investments made by check or through ACH may not be available immediately for redemption. See the section "Selling Restrictions" for more information. Certain other restrictions may apply. See section "Restrictions on Buying and Selling Shares."



 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
   LOGO              . Write a letter to request redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to IXIS Advisor Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to IXIS Advisor Funds, 330 West 9th
                       Street, Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or IXIS Advisor Funds at 800-225-5478.
 [GRAPHIC]           . Call IXIS Advisor Funds or visit www.ixisadvisorfunds.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call IXIS Advisor Funds at 800-225-5478 or visit www.ixisadvisorfunds.com or indicate in your
 [GRAPHIC]             redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee
                       (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call IXIS Advisor
                       Funds at 800-225-5478 or visit www.ixisadvisorfunds.com for a Service Options Form (a medallion signature guarantee may be required).
                     . Call IXIS Advisor Funds or visit www.ixisadvisorfunds.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call IXIS Advisor Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above). Subject to
 [GRAPHIC]             certain restrictions. See the section "Selling Shares in Writing".




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                                                                             11

                                    [GRAPHIC]




Fund Services

Selling Shares (continued)


 By Systematic Withdrawal Plan (See the section "Additional Investor Services" for more details.)
                     . Call IXIS Advisor Funds at 800-225-5478 or your financial representative for more information.
                     . Because withdrawal payments may have tax consequences, you should consult your tax adviser
 [GRAPHIC]             before establishing such a plan.


 By Check (for Class A shares only)
                     . Select the checkwriting option on your application and complete the signature card.
                     . To add this privilege to an existing account, call IXIS Advisor Funds at 800-225-5478 for a
 [GRAPHIC]             Service Options Form.
                     . Each check must be written for $250 or more.
                     . You may not close your account by withdrawal check. Please call your financial representative or
                       IXIS Advisor Funds to close an account.


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12

                                    [GRAPHIC]




Fund Services

Selling Shares in Writing



If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.


A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

.. the proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s);
.. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account; or .. the proceeds are to sent to a bank account not listed on your account.


A notary public cannot provide a medallion signature guarantee. The Fund will only accept signature guarantees bearing the STAMP2000 Medallion imprint. A signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or IXIS Advisor Funds regarding requirements for other account types.

 Seller (Account
 Type)                 Requirements for Written Requests
 Qualified            . The request must include the signatures of all those authorized to sign,
 retirement benefit     including title.
 plans (except IXIS   . Medallion signature guarantee, if applicable (see above).
 Advisor Funds        . Additional documentation and distribution forms may be required.
 prototype
 documents)
 Individual           . Additional documentation and distribution forms may be required.
 Retirement Accounts
 Individual, joint,   . The request must include the signatures of all persons authorized to sign,
 sole                   including title, if applicable.
 proprietorship,      . Medallion signature guarantee, if applicable (see above).
 UGMA/UTMA (minor     . Additional documentation may be required.
 accounts)
 Corporate or         . The request must include the signatures of all persons authorized to sign,
 association            including title.
 accounts             . Certified copy of corporate resolution or similar documents.
 Owners or trustees   . The request must include the signatures of all trustees authorized to sign,
 of trust accounts      including title.
                      . If the names of the trustees are not registered on the account, please provide a copy of the trust document certified within the past 60 days.
                      . Medallion signature guarantee, if applicable (see above).
 Joint tenancy        . The request must include the signatures of all surviving tenants of the account.
 whose co-tenants     . Certified copy of the death certificate.
 are deceased         . Medallion signature guarantee if proceeds check is issued to other than the surviving tenants.
 Power of Attorney    . The request must include the signatures of the attorney-in-fact, indicating such title.
 (POA)                . A medallion signature guarantee.
                      . Certified copy of the POA document stating it is still in full force and effect, specifying that the grantor is alive, the exact Fund and account number, and certified within 30 days of receipt of instructions.*

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                                                                             13

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing (continued)

 Seller (Account
 Type)                Requirements for Written Requests
 Executors of        . The request must include the signatures of all those authorized to sign,
 estates,              including capacity.
 administrators,     . A medallion signature guarantee.
 guardians,          . Certified copy of court document where signer derives authority, e.g., Letters of
 conservators          Administration, Conservatorship and Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

--------------------------------------------------------------------------------
14

                                    [GRAPHIC]



Fund Services
Exchanging Shares



In general, you may exchange shares of your Fund for shares of another IXIS Advisor Fund or Loomis Sayles Fund that offers that class of shares subject to certain restrictions shown below. Class Y shares of any IXIS Advisor Fund or Loomis Sayles Fund may be exchanged into Class A shares of the Money Market Fund. An exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which a gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. The exchange privilege may be exercised only in those states where shares of the Fund may be legally sold. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.


 Exchange Options

Class A shares of the Money Market Fund not previously subject to a front-end sales charge or CDSC may exchange into:

.. Class A shares of an IXIS Advisor Fund or Loomis Sayles Fund, after paying the applicable front-end sales charge and subjecting the new shares to any applicable CDSC.


Class A shares of the Money Market Fund previously subject to a front-end sales charge or CDSC may exchange into:

.. Class A shares of an IXIS Advisor Fund or Loomis Sayles Fund without paying a front-end sales charge or CDSC (unless you exchanged into the Money Market Fund from shares of the IXIS Advisor Short Term Bond Fund ("Short Term Bond Fund") purchased before December 1, 1998, in which case you would be required to pay the difference between the front-end sales charge previously paid on your Short Term Bond Fund shares and the front-end sales charge currently imposed on other IXIS Advisor Funds shares).


Class B shares of the Money Market Fund may exchange into:

.. Class B shares of an IXIS Advisor Fund or Loomis Sayles Fund subject to its
  CDSC schedule.


Class C shares of the Money Market Fund may exchange into:

.. Class C shares of an IXIS Advisor Fund or Loomis Sayles Fund subject to its
  CDSC schedule.

If you exchange shares of an IXIS Advisor Fund or Loomis Sayles Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC for Classes A, B or C shares and conversion from Class B into Class A shares stops until you exchange back into shares of another IXIS Advisor Fund or Loomis Sayles Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Restrictions on Buying and Selling Shares


 Purchase Restrictions

The Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested information is not provided. The Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

 Selling Restrictions

The table below describes restrictions placed on selling shares of the Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act

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                                                                             15

                                    [GRAPHIC]



Fund Services
Restrictions on Buying and Selling Shares (continued)


               Restriction              Situation
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser or subadviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds for    made within 10
               10 days:                   calendar days of
                                          purchase by check or
                                          ACH

If you hold certificates representing your shares, they must be sent with your request for it to be honored.
It is recommended that certificates be sent by registered mail.



Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.


How Fund Shares Are Priced


"Net asset value" is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:



Net Asset Value  = Total market value of securities + Cash and other assets - Liabilities
                   ---------------------------------------------------------
                                       Number of outstanding shares

Fund securities are generally valued at amortized cost on each day that the Exchange is open for trading. Amortized cost approximates market value of the security at the time of purchase. By using amortized cost valuation, the Fund seeks to maintain a constant net asset value of $1.00 per share despite minor shifts in the market value of its portfolio securities.

The net asset value of Fund shares is determined according to this schedule:

.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, the Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in IXIS Advisors' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if IXIS Advisors in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, the Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Income, Dividends and Valuation" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."


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16

                                    [GRAPHIC]



Fund Services
Dividends and Distributions


The Fund generally distributes most or all of its net investment income (taxable income other than long-term capital gains) in the form of dividends. The Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. The Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value (plus applicable sales charge or CDSC) in shares of the same class of another IXIS Advisor Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section "Additional Investor Services."
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of another IXIS Advisor Fund.

    .  Receive all distributions in cash.


For more information or to change your distribution option, contact IXIS Advisor Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from an IXIS Advisor Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.


Tax Consequences

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.


Taxation of Distributions from the Fund. Distributions derived from net short-term capital gains, i.e., gains from investments that the Fund held one year or less, or investment income (other than exempt interest dividends) are generally taxable at ordinary income rates. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of net capital gains from the sale of investments that the fund owned for more than one year that are designated by the fund as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Taxation of Certain Investments. The Fund's investment in foreign securities, if any, may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. The Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.


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                                                                             17

                                    [GRAPHIC]



Fund Services
Tax Consequences (continued)



The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the fund. This provision will first apply to the fund in its taxable year beginning on July 1, 2005.

The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another IXIS Advisor Fund or Loomis Sayles Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.


You should consult your tax adviser for more information on your own situation, including possible federal, state or local taxes.

--------------------------------------------------------------------------------
18

                                    [GRAPHIC]




Fund Services
Additional Investor Services


Retirement Plans

IXIS Advisor Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.


Investment Builder Program

This is IXIS Advisor Funds' automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more from your bank checking or savings account to purchase shares of one or more IXIS Advisor Funds. To join the Investment Builder Program, please refer to the section "Buying Shares."




Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another IXIS Advisor Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value (plus the applicable sales charge or CDSC) on the dividend record date. Before establishing a Dividend Diversification Program into any other IXIS Advisor Fund, please read its prospectus carefully.


Automatic Exchange Plan

IXIS Advisor Funds have an automatic exchange plan under which shares of a class of an IXIS Advisor Fund are automatically exchanged each month for shares of the same class of another IXIS Advisor Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.




Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

IXIS Advisor Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.


IXIS Advisor Funds Web Site
Visit us at www.ixisadvisorfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

*Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
 Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997 may remain active and continue to add new employees.


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                                                                             19

                                    [GRAPHIC]



Financial Performance

The financial highlights table is intended to help you understand the Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.


For a share outstanding throughout each period.



                          Income from investment operations:      Less distributions:
                          ---------------------------------- ----------------------------

                Net asset
                 value,                                        Dividends
                beginning    Net            Total from            from
                   of     investment        investment       net investment      Total
                  year      income          operations           income      distributions
                --------- ----------        ----------       --------------  -------------
  Class A, B, C
  6/30/2005       $1.00    $0.0126           $0.0126            $(0.0126)      $(0.0126)
  6/30/2004        1.00     0.0022            0.0022             (0.0022)       (0.0022)
  6/30/2003        1.00     0.0076            0.0076             (0.0076)       (0.0076)
  6/30/2002        1.00     0.0175            0.0175             (0.0175)(a)    (0.0175)
  6/30/2001        1.00     0.0524            0.0524             (0.0524)(a)    (0.0524)





The subadviser to the Trust prior June 1, 2001 was Back Bay Advisors, L.P. Effective June 1, 2001, Reich & Tang Asset Management, LLC became the subadviser to the Trust.

(a) Including net realized gain (loss) on investments of less than $.0001 per share.


--------------------------------------------------------------------------------
20

                                           Ratios to average net assets:
                                           -----------------------------

              Net asset        Net assets,
               value,   Total    end of                Net investment
               end of   return    year     Expenses        income
                year     (%)     (000's)     (%)            (%)
              --------- ------ ----------- --------    --------------
                $1.00    1.3    $318,697     1.02           1.24
                 1.00    0.2     368,546     0.94           0.21
                 1.00    0.8     458,957     0.88           0.77
                 1.00    1.8     532,048     0.91           1.75
                 1.00    5.4     545,151     0.84           5.27


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                                                                             21

Glossary of Terms

Bankers' acceptance -- A bill of exchange drawn on and accepted by a bank. The bank as the drawee of the bill becomes responsible for payment of the bill at maturity.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Repurchase agreement -- An agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

--------------------------------------------------------------------------------
22

If you would like more information about the Fund, the following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about the Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


Statement of Additional Information (SAI) -- Provides more detailed information about the Fund and its investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.


To order a free copy of the Fund's annual or semiannual report or its SAI, and to make shareholder inquiries generally, contact your financial representative, or the Fund at:
                   IXIS Asset Management Distributors, L.P.,

                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478

  The Fund's annual and semiannual reports and SAIs are also available on the
                  Fund's website at: www.ixisadvisorfunds.com

         Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.


   Your financial representative or IXIS Advisor Funds will also be happy to answer your questions or to provide any additional information that you may require.


Information about the Fund, including its reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Fund's reports and SAI are available free from the Edgar Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public
                Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.


  Portfolio Holdings -- A description of Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

IXIS Asset Management Distributors, L.P. (IAD), and other firms selling shares of IXIS Advisor Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
  The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.



                  (Investment Company Act File No. 811-02819)




 IAD distributes the IXIS Advisor Funds and Loomis Sayles Funds. If you have a complaint concerning IAD or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors, L.P., Attn: Director of
 Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA 02116 or call us at
                                 800-225-5478.



                                   XM51-0905

[COMPANY LOGO APPEARS HERE]

--------------------------------------------------------------------------------


IXIS CASH MANAGEMENT TRUST -- MONEY MARKET SERIES


Statement of Additional Information
September 1, 2005

This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the IXIS Cash Management Trust - Money Market Series (the "Fund"), a series of IXIS Advisor Cash Management Trust (the "Trust"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated September 1, 2005 (the "Prospectus"). This Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from IXIS Asset Management Distributors, L.P. (the "Distributor"), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling IXIS Advisor Funds at 800-225-5478 or by placing an order online at www.ixisadvisorfunds.com.

The Fund's financial statements and accompanying notes that appear in the Fund's annual and semiannual reports are incorporated by reference into this Statement. The Fund's annual and semiannual reports contain additional performance information and are available upon request and without charge, by calling 800-225-5478.


                                Table of Contents

INVESTMENT OBJECTIVES AND POLICIES.............................................2
INVESTMENT RESTRICTIONS........................................................4
MANAGEMENT OF THE TRUST........................................................5
FUND CHARGES AND EXPENSES.....................................................16
OWNERSHIP OF FUND SHARES......................................................17
PORTFOLIO TRANSACTIONS........................................................17
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES..............................18
PORTFOLIO HOLDINGS INFORMATION................................................20
HOW TO BUY SHARES.............................................................21
SHAREHOLDER SERVICES..........................................................21
REDEMPTIONS...................................................................27
NET INCOME, DIVIDENDS AND VALUATION...........................................29
TAXES.........................................................................30
FINANCIAL STATEMENTS..........................................................33
APPENDIX A - DESCRIPTION OF CERTAIN INVESTMENTS..............................A-1
APPENDIX B -- DESCRIPTION OF SECURITIES RATINGS..............................B-1

                                                                       XM33-0905

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

GENERAL

        The investment objectives and policies of the Fund are summarized in the Prospectus under "Goals, Strategies & Risks."

        The investment policies and types of permitted investments of the Fund set forth below and in the Prospectus may be changed without shareholder approval except that the investment objective of the Fund, and any investment policy expressly identified as fundamental, may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

        The terms "shareholder approval" and "majority of the outstanding voting securities" as used in this Statement each refer to approval by (a) 67% or more of the voting shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting shares of the Fund, whichever is less.

        The Fund will invest only in securities which the Fund's subadviser, Reich & Tang Asset Management, LLC ("Reich & Tang"), acting under guidelines established by the Fund's Board of Trustees, has determined are of high quality and present minimal credit risk. For a description of certain of the money market instruments in which the Fund may invest, and the related descriptions of the ratings of Standard and Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service, Inc. ("Fitch"), see Appendices A and B to this Statement. Money market instruments maturing in less than one year may yield less than obligations of comparable quality having longer maturities.

        The Fund's investments may include certificates of deposit, bankers' acceptances and other U.S. dollar-denominated obligations of banks whose net assets exceed $100 million. These obligations may be issued by U.S. banks, foreign banks (including their U.S. branches) or foreign branches and subsidiaries of U.S. banks. Obligations of foreign banks may be subject to foreign economic, political and legal risks. Such risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, difficulties in obtaining and enforcing a judgment against a foreign obligor, exchange control regulations (including currency blockage), and the expropriation or nationalization of assets or deposits. Foreign branches of U.S. banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches and banks may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information. Obligations of such branches or banks will be purchased only when Reich & Tang believes the risks are minimal.

        The Fund may also invest in U.S. government securities that include all securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities ("U.S. government securities"). Some U.S. government securities are backed by the full faith and credit of the United States, some are supported by the discretionary authority of the U.S. government to purchase the issuer's obligations (e.g., obligations of the Federal National Mortgage Association), some by the right of the issuer to borrow from the U.S. government (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

        All of the Fund's investments at the time of purchase (other than U.S. government securities and repurchase agreements relating thereto) generally will be rated in the two highest rating categories as rated by a major credit agency or, if unrated, will be of comparable quality as determined by the Fund's subadviser under guidelines approved by the Fund's Board of Trustees.

        Considerations of liquidity, safety and preservation of capital may preclude the Fund from investing in money market instruments paying the highest available yield at a particular time. The Fund, consistent with its investment objective, attempts to maximize yields by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of, or in response to, changing economic and money market conditions and trends. The Fund also seeks to take advantage of what are believed to be temporary disparities in the yields of the different segments or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Fund, may result in frequent changes in the portfolio composition of the Fund. There are usually no brokerage commissions paid by the Fund in connection with the purchase of securities of the type in which it invests. See "Portfolio Transactions" and "Investment Restrictions."

Asset-backed Securities

        The Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are pre-paid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.


Interfund Transactions

        Pursuant to exemptive relief that may in the future be granted by the SEC, the fund and certain other funds advised by Reich & Tang, such as the Institutional Daily Income Fund; Cortland Trust, Inc., and Short-Term Income Fund, Inc. ("Central Funds") may lend money to the other funds for temporary or emergency purposes directly to and from each other through an interfund credit facility. In addition to the funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility:
IXIS Advisor Funds Trust I (except the CGM Advisor Targeted Equity Fund series), IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and sub-advisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and sub-advisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds, including the fund, and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a fund. Should a fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.

Repurchase Agreements

        As noted in the Prospectus, the Fund may enter into repurchase agreements, which are agreements pursuant to which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve or, to the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a U.S. government security or another type of high quality money market instrument, the obligation of the seller is not guaranteed by the U.S. government, the issuer of the municipal security, or the issuer of any other high quality money market instrument underlying the agreement, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, in case of such a default, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement. The Fund will enter into repurchase agreements only where the market value of the underlying security equals or exceeds the repurchase price, and the Fund will require the seller to provide additional collateral if this market value falls below the repurchase price at any time during the term of the repurchase agreement.

        As described in the Prospectus, all of the Fund's investments will be in U.S. dollars and will be determined to present minimal credit risks by the subadviser under guidelines established by the Fund's Board of Trustees. Also, all of the Fund's investments will, at the time of investment, have remaining maturities of 397 days or less. The dollar-weighted average maturity of the Fund's portfolio securities will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days for the Fund, the Fund will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable. For the purposes of the foregoing maturity restrictions, variable rate instruments which are scheduled to mature in more than 397 days are treated as having a maturity equal to the longer of (i) the period remaining until the next readjustment of the interest rate and (ii) if the Fund is entitled to demand prepayment of the instrument, the notice period remaining before the Fund is entitled to such prepayment; other variable rate instruments are treated as having a maturity equal to the shorter of such periods. Floating rate instruments which are scheduled to mature in more than 397 days are treated as having a maturity equal to the notice period remaining before the Fund is entitled to demand prepayment of the instrument; other floating rate instruments, and all such instruments which are U.S. government securities, are treated as having a maturity of one day.

        The value of the securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at a loss. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of the shares of the Fund might require the sale of portfolio investments of the Fund at a time when a sale might not be desirable.

        After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund but neither event will require a sale of such security by the Fund. However, such event will be considered in determining whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P (or another nationally recognized statistical rating organization ("NRSRO") approved by the Securities and Exchange Commission (the "SEC")) may change as a result of changes in such organizations or their rating systems, the Fund will, in accordance with standards approved by the Board of Trustees, attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus.

        Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

        The following is a description of restrictions on the investments to be made by the Fund. The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined the 1940 Act). Except in the case of restrictions marked with a dagger (+) below, the percentages set forth below and the percentage limitations set forth in the Prospectus will apply at the time of purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

The Fund will not:

*(1) Purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided however, this limitation does not apply to government securities as defined in the 1940 Act;

*(2) Purchase any security (other than U.S. government securities and bank obligations) if, as a result, more than 25% of the Fund's total assets (taken at market value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents;

*(3) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act;

*(4) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost;

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, that this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(6) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities;

*(7) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

*(8) Act as underwriter except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;


(9)     Write or purchase puts, calls or combinations thereof;

+(10) Purchase any security restricted as to disposition under the federal securities laws if, as a result, more than 10% of the Fund's net assets would be invested in such securities or in other securities that are illiquid, including repurchase agreements maturing in more than seven days and certain loan participations; or

(11)    Issue senior securities, expect as otherwise permitted by the 1940 Act.


--------------------------------------------------------------------------------
                             MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

        The Trust is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

        The table below provides certain information regarding the trustees and officers of the Trust. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees. For purposes of this Statement, the term "Interested Trustee" means those trustees who are "interested persons" of the Trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees.

----------------------------------------------------------------------------------------------------------------------
                                   Position(s) Held with                                    Number of Portfolios in
                                   the Trust, Length of                                           Fund Complex
                                   Time Served and Term        Principal Occupation(s)       Overseen*** and Other
Name and Date of Birth                  of Office*             During Past 5 Years**           Directorships Held
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Graham T. Allison, Jr.          Trustee, since 1984          Douglas Dillon Professor     37; Director, Taubman
(3/23/40)                                                    and Director of the Belfer   Centers, Inc. (real estate
                                Contract Review and          Center of Science and        investment trust); Advisory
                                Governance Committee Member  International Affairs,       Board Member, USEC Inc.
                                                             John F. Kennedy School of    (energy supplier)
                                                             Government, Harvard
                                                             University
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Charles D. Baker                Trustee, since 2005          President and Chief          37; None
(11/13/56)                                                   Executive Officer, Harvard
                                Contract Review and          Pilgrim Health Care
                                Governance Committee Member  (health plan)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Edward A. Benjamin              Trustee, since 2003          Retired                      37; Director, Coal, Energy
(5/30/38)                                                                                 Investments & Management,
                                Contract Review and                                       LLC; Director, Precision
                                Governance Committee Member                               Optics Corporation (optics
                                                                                          manufacturer)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Daniel M. Cain                  Trustee, since 2000;         President and Chief          37; Trustee, Universal
(2/24/45)                       Co-Chairman of the Board,    Executive Officer, Cain      Health Realty Income Trust;
                                since 2004                   Brothers & Company,          Director, Sheridan Healthcorp
                                                             Incorporated (investment     (physician practice
                                Chairman of the Audit        banking)                     management)
                                Committee
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Paul G. Chenault                Trustee, since 2003          Retired; Trustee, First      37; Director, Mailco
(9/12/33)                                                    Variable Life (variable      Office Products, Inc.
                                Contract Review and          life insurance)              (mailing equipment)
                                Governance Committee Member
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                Trustee, since 1993;         Retired                      37; None
(4/5/32)                       Co-Chairman of the Board,
                                since 2004

                                Chairman of the Contract
                                Review and Governance
                                Committee
----------------------------------------------------------------------------------------------------------------------

Richard Darman                  Trustee, since 1996          Partner, The Carlyle Group   37; Director and Chairman
(5/10/43)                                                    (investments); formerly,     of the Board of Directors,
                                Contract Review and          Professor, John F. Kennedy   AES Corporation (independent
                                Governance Committee Member  School of Government,        power company);
                                                             Harvard University           Chairman-Designate of the
                                                                                          Smithsonian National Museum
                                                                                          of American History;
                                                                                          Trustee, Howard
                                                                                          Hughes Medical Institute
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Sandra O. Moose                 Trustee, since 1993          President, Strategic         37; Director, Verizon
(2/17/42)                                                    Advisory Services            Communications; Director,
                                Audit Committee Member       (management consulting);     Rohm and Haas Company
                                                             formerly, Senior Vice        (specialty chemicals);
                                                             President and Director,      Director, AES Corporation
                                                             The Boston Consulting
                                                             Group, Inc. (management
                                                             consulting)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
John A. Shane                   Trustee, since 1993          President, Palmer Service    37; Director, Gensym
(2/22/33)                                                    Corporation (venture         Corporation (software and
                                Contract Review and          capital organization)        technology services
                                Governance Committee Member                               provider); Director, Abt
                                                                                          Associates Inc. (research
                                                                                          and consulting firm)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Cynthia L. Walker               Trustee, since 2005          Dean for Finance and CFO     37; None
(7/25/56)                                                    (formerly, Associate Dean
                                Audit Committee Member       for Finance & CFO),
                                                             Harvard Medical School
----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Robert J. Blanding/1/           Trustee, since 2003          President, Chairman,         37; None
(4/17/47)                                                    Director and Chief
555 California Street                                        Executive Officer, Loomis,
San Francisco, CA 94104                                      Sayles & Company, L.P.;
                                                             President and Chief
                                                             Executive Officer - Loomis
                                                             Sayles Funds I; Chief
                                                             Executive Officer - Loomis
                                                             Sayles Funds II
----------------------------------------------------------------------------------------------------------------------
John T. Hailer/2/               Trustee, since 2000          President and Chief          37; None
(11/23/60)                                                   Executive Officer, IXIS
                                President and Chief          Asset Management
                                Executive Officer            Distributors, L.P.;
                                                             Executive Vice President -
                                                             Loomis Sayles Funds I;
                                                             President - Loomis Sayles
                                                             Funds II

----------------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Coleen Downs Dinneen            Secretary, Clerk and Chief   Senior Vice President,       Not Applicable
(12/16/60)                      Legal Officer, since 2004    General Counsel, Secretary
                                                             and Clerk (formerly,
                                                             Deputy General Counsel,
                                                             Assistant Secretary and
                                                             Assistant Clerk), IXIS
                                                             Asset Management
                                                             Distribution Corporation,
                                                             IXIS Asset Management
                                                             Distributors, L.P., IXIS
                                                             Asset Management Advisors,
                                                             L.P. and IXIS Asset
                                                             Management Services Company
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Michael C. Kardok               Treasurer, Principal         Senior Vice President,       Not Applicable
(7/17/59)                       Financial and Accounting     IXIS Asset Management
                                Officer, since 2004          Advisors, L.P. and IXIS
                                                             Asset Management
                                                             Distributors, L.P.;
                                                             formerly, Senior
                                                             Vice President, IXIS Asset
                                                             Management Services
                                                             Company; formerly, Senior
                                                             Director, PFPC Inc;
                                                             formerly, Vice President -
                                                             Division Manager, First
                                                             Data Investor Services, Inc.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Max J. Mahoney                  Anti-Money Laundering        Senior Vice President,       Not Applicable
(5/1/62)                        Officer and Assistant        Deputy General Counsel,
                                Secretary, since 2005        Assistant Secretary and
                                                             Assistant Clerk, IXIS
                                                             Asset Management
                                                             Distribution Corporation,
                                                             IXIS Asset Management
                                                             Distributors, L.P., IXIS
                                                             Asset Management Advisors,
                                                             L.P. and IXIS Asset
                                                             Management Services
                                                             Company; Chief Compliance
                                                             Officer, IXIS Asset
                                                             Management Advisors, L.P.;
                                                             formerly Senior Counsel,
                                                             MetLife, Inc.; formerly
                                                             Associate Counsel, LPL
                                                             Financial Services, Inc.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
John E. Pelletier               Chief Operating Officer,     Executive Vice President     Not Applicable
(6/24/64)                       since 2004                   and Chief Operating
                                                             Officer (formerly, General
                                                             Counsel, Secretary and
                                                             Clerk), IXIS Asset
                                                             Management Distributors,
                                                             L.P. and IXIS Asset
                                                             Management Advisors, L.P.;
                                                             Executive Vice President
                                                             (formerly, Senior Vice
                                                             President, General
                                                             Counsel, Secretary and
                                                             Clerk), IXIS Asset
                                                             Management Distribution
                                                             Corporation; Director
                                                             (formerly, President,
                                                             Chief Executive Officer,
                                                             General Counsel, Secretary
                                                             and Clerk), IXIS Asset
                                                             Management Services Company
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Kristin Vigneaux                Chief Compliance Officer,    Chief Compliance Officer     Not Applicable
(9/25/69)                       since 2004                   for Mutual Funds, IXIS
                                                             Asset Management
                                                             Distributors, L.P., IXIS
                                                             Asset Management Advisors,
                                                             L.P. and IXIS Asset
                                                             Management Services
                                                             Company; formerly, Vice
                                                             President, IXIS Asset
                                                             Management Services Company
----------------------------------------------------------------------------------------------------------------------



* The year provided is the earliest year during which a Trustee was elected or appointed to any of the trusts in the Fund complex, as described in note *** below. All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72, but was suspended for the calendar year 2006. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy but to designate 2006 as a transition period so that any Trustees who are currently 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006.

** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor and Loomis Sayles Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors")or Loomis, Sayles & Company, L.P.("Loomis Sayles") are omitted if not materially different from a trustee's or officer's current position with such entity.


*** The Trustees of the Trust serve as Trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation, President and Chief Executive Officer of IXIS Asset Management Advisors, L.P.

Standing Board Committees

        The Trustees have delegated certain authority to the Audit Committee and Contract Review and Governance Committee.


        IXIS Advisor Funds Trusts I, II, III and IV, as well as Loomis Sayles Funds I and II, and the IXIS Advisor Cash Management Trust (collectively, the "IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts" have two standing Board Committees. The Contract Review and Governance Committee of the Trusts is comprised solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser or subadviser and the Trusts, and governance matters relating to the Trusts. During the fiscal year ended June 30, 2005, this Committee held five (5) meetings.

        The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the recommended trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include (i) the recommended candidate's knowledge of the mutual fund industry; (ii) any experience possessed by the recommended candidate as a director or senior officer of other public companies; (iii) the recommended candidate's educational background; (iv) the recommended candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the recommended candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the recommended candidate's perceived ability to contribute to the ongoing functions of the Board, including the recommended candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the recommended candidate's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

        The Audit Committee of the Trusts is comprised solely of Independent Trustees and considers matters relating to the scope and results of the Trust's audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended June 30, 2005, this Committee held five (5) meetings.


        The membership of each committee is as follows:


         Audit Committee               Contract Review and Governance Committee
         ---------------               ----------------------------------------
         Daniel M. Cain - Chairman     Kenneth J. Cowan - Chairman
         Sandra O. Moose               Graham T. Allison, Jr.
         Cynthia L. Walker             Charles D. Baker
                                       Edward A. Benjamin
                                       Paul G. Chenault
                                       Richard Darman
                                       John A. Shane


Trustee Fees

        The Trust pays no compensation to its officers, or to its trustees who are Interested Trustees thereof.

        Each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attends. Each Co-Chairman of the Board receives an additional annual retainer fee of $25,000. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each Committee member is compensated $3,750 per Committee meeting that he or she attends. These fees are allocated among the mutual fund portfolios in the IXIS Advisor Funds and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund, a closed-end fund advised by AEW Management and Advisors, L.P. and an affiliate of IXIS Asset Management Advisors, L.P. ("IXIS Advisors") and Loomis, Sayles & Company, L.P.("Loomis Sayles") each Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assume four Committee meetings per year. Each Trustee of the AEW Real Estate Income Fund is compensated $200 per Committee meeting that he or she attends in excess of four per year.

        The compensation schedule outlined above will change effective October 1, 2005. Commencing October 1, 2005, each Independent Trustee will receive a retainer fee at the annual rate of $55,000. Each Independent Trustee will receive a meeting attendance fee of $6,000 for each meeting of the Board of Trustees he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. Each Co-Chairman of the Board will receive an additional retainer fee at the annual rate of $25,000. In additional, each Committee chairman will receive an additional retainer fee at an annual rate of $10,000. Each Committee member will receive $4,000 for each Committee meeting that he or she attends in person and $2,000 for each Committee meeting that he or she attends telephonically. Those amounts do not include compensation for serving as Trustees of the AEW Real Estate Income Fund; the fees paid for the oversight of the AEW Real Estate Income will be the same as stated above.

        During the fiscal year ended June 30, 2005, the trustees received the amounts set forth in the following table for serving as a trustee of the IXIS Advisor Cash Management Trust and also for serving as trustees of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and AEW Real Estate Income Fund. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits and total compensation paid to trustees by Trusts in the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts:



                                                 Pension or
                              Aggregate          Retirement
                          Compensation from   Benefits Accrued   Estimated Annual  Total Compensation from
                          IXIS Advisor Cash   as Part of Fund     Benefits Upon     the Fund Complex Paid
       Name of Trustee    Management Trust*       Expenses          Retirement          to Trustees+*
       ---------------    -----------------   ----------------   ----------------  -----------------------
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.        $  2,756              $  0               $  0               $  108,575
Charles D. Baker**            $      0              $  0               $  0               $        0
Edward Benjamin               $  2,760              $  0               $  0               $  105,025
Daniel M. Cain                $  3,575              $  0               $  0               $  134,560
Paul Chenault                 $  2,756              $  0               $  0               $  108,575
Kenneth J. Cowan              $  3,570              $  0               $  0               $  138,110
Richard Darman                $  2,756              $  0               $  0               $  108,575
Sandra O. Moose               $  2,760              $  0               $  0               $  105,025
John A. Shane                 $  2,756              $  0               $  0               $  108,575
Cynthia L. Walker**           $      0              $  0               $  0               $        0

INTERESTED TRUSTEES
Robert Blanding               $      0              $  0               $  0               $        0
John T. Hailer                $      0              $  0               $  0               $        0
Peter S. Voss**               $      0              $  0               $  0               $        0

*Amounts include payments deferred by trustees for the fiscal year ended June 30, 2005, with respect to the Trust. The total amount of deferred compensation accrued for all of the Trusts as of June 30, 2005 for the trustees is as follows: Allison: $1,512,443; Benjamin $202,394; Cain: $377,520; Chenault $55,691; Cowan: $288,189 Darman: $514,578.
** Mr. Baker and Ms. Walker were elected as trustees on June 2, 2005. Mr. Voss retired as Trustee of the Fund Complex effective August 20, 2004.
+ Total Compensation represents amounts paid to a trustee for serving on the board of trustees of eight trusts with a total of 37 funds as of June 30, 2005.

        The Fund does not provide pension or retirement benefits to trustees, but has adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Fund on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the trustee on the normal payment date for such fees. As a result of this arrangement, each Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

        At August 15, 2005, the officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund.


        As of December 31, 2004, the trustees had the following ownership in the
Fund:


                                                        Aggregate Dollar Range of Equity Securities in All
                            Dollar Range of Equity   Registered Investment Companies Overseen by Trustee in
        Name of Trustee     Securities in the Fund*              Family of Investment Companies*
        ---------------     ----------------------   ------------------------------------------------------
INDEPENDENT TRUSTEES
Graham T. Allison Jr.**                A                                        E
Charles D. Baker***                    A                                        A
Edward Benjamin**                      A                                        E
Daniel M. Cain**                       A                                        E
Paul Chenault**                        A                                        E
Kenneth J. Cowan**                     E                                        E
Richard Darman**                       A                                        E
Sandra O. Moose**                      A                                        E
John A. Shane**                        A                                        E
Cynthia L. Walker***                   A                                        A

INTERESTED TRUSTEES
Robert Blanding                        A                                        E
John T. Hailer                         A                                        E


* A. None
  B. $1 - 10,000
  C. $10,001 - $50,000
  D. $50,001 - $100,000
  E. over $100,000


** Amounts include notional investment amounts made under the deferred compensation plan.
*** Mr. Baker and Ms. Walker were elected as Trustees on June 2, 2005.


Advisory and Subadvisory Agreements


        The Fund's advisory agreement with IXIS Asset Management Advisors, L.P. ("IXIS Advisors") provides that IXIS Advisors will furnish or pay the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund's assets in accordance with its investment objectives and policies.

        The Fund pays all expenses not borne by IXIS Advisors or Reich & Tang Asset Management, LLC ("Reich & Tang") including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent registered public accounting firm and legal counsel for the Fund and the Trust's Independent Trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of each of the Fund's adviser, subadviser or their affiliates, other than affiliated registered investment companies.

        The Fund's advisory agreement and subadvisory agreement each provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually
(i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Trust has received an exemptive order from the SEC that permits IXIS Advisors to amend existing subadvisory agreements when approved by the Fund's Board of Trustees, without shareholder approval. The exemption also permits IXIS Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with IXIS Advisors without obtaining shareholder approval, if approved by the Fund's Board of Trustees. Before the Fund can begin to rely on the exemptions described above, a majority of the shareholders of the Fund must approve the ability of the Fund to rely on the exemptive order. (As of the date of this Statement, IXIS Cash Management Trust - Money Market Series has not received shareholder approval to rely on the exemptive order.) Shareholders will be notified of any subadviser changes. The advisory and subadvisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment (as defined in the 1940 Act). The subadvisory agreement also may be terminated by the subadviser upon 90 days' notice and automatically terminates upon termination of the related advisory agreement.

        The advisory agreement and subadvisory agreement each provides that IXIS Advisors or Reich & Tang shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

        IXIS Advisors oversees the portfolio management services provided to the Fund by the subadviser and provides certain administrative services. Subject to the review of the Board of Trustees, IXIS Advisors monitors the subadviser to assure that the subadviser is managing the Fund's assets consistently with the Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Internal Revenue Code. In addition, IXIS Advisors and IXIS Services also provide the Fund with administrative services which include, among other things, day-to-day administration of matters related to the Fund's existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund's registration statement under federal and state laws. In addition, IXIS Advisors does not determine what investments will be purchased or sold for the Fund.

        IXIS Advisors may terminate the subadvisory agreement without shareholder approval. In such case, IXIS Advisors will enter into an agreement with another subadviser to manage the Fund.

Information About the Organization and Ownership of the Advisers and Subadvisers of the Funds


        IXIS Advisors, formed in 1995, is a limited partnership whose sole general partner, IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"), is a wholly-owned subsidiary of IXIS Asset Management Holdings, LLC ("IXIS Holdings"), which in turn is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"). IXIS Distribution Corporation is also the sole general partner of the Distributor and the sole shareholder of IXIS Asset Management Services Company ("IXIS Services"), the transfer and dividend disbursing agent of the Fund. IXIS Asset Management North America owns the entire limited partnership interest in each of IXIS Advisors and the Distributor.

        IXIS Asset Management North America is part of an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. The registered address of CDC IXIS is 26-28, rue Neuve Tolbiac, 75658 Paris Cedex 13, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

        The 12 principal subsidiary or affiliated asset management firms of IXIS Asset Management North America collectively had approximately $190 billion in assets under management or administration as of June 30, 2005.

        Reich & Tang is a registered investment adviser founded in 1970 to provide discretionary management of equity portfolios. Reich & Tang has two divisions, each operating independently from one another: Capital Management Group, which specializes in small- and mid-cap equity and global fixed income management, and the Funds Group, which manages institutional money market mutual funds. IXIS Asset Management North America is the managing member and owner of a 100% membership interest in Reich & Tang, a limited liability company.


        Certain officers and employees of Reich & Tang have responsibility for portfolio management of other advisory accounts and clients of Reich & Tang (including other registered investment companies and accounts of affiliates of Reich & Tang) that may invest in securities in which the Fund also invests. If Reich & Tang determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Reich & Tang to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, Reich & Tang will allocate an investment purchase opportunity based on the relative time the competing accounts have had funds available for investment, and the relative amounts of available funds, and will allocate an investment sale opportunity based on relative cash requirements and the time the competing accounts have had investments available for sale. It is Reich & Tang's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the Fund to participate in larger volume transactions in this manner will in some cases produce better executions for the Fund. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. The trustees are of the view that the benefits of retaining Reich & Tang as subadviser to the Fund outweigh the disadvantages, if any, that may result from participating in such transactions.

Distribution Agreements

        Under an agreement with the Fund, the Distributor serves as the principal distributor of each class of shares of the Fund, which are sold at net asset value without any sales charge. The Distributor's principal business address is 399 Boylston Street, Boston, Massachusetts 02116. The Distributor receives no compensation from the Fund or purchasers of Fund shares for acting as distributor. Under the agreement, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. Under the agreements, the Distributor pays promotion and distribution expenses relating to the sale of Fund shares, including the cost of preparing, printing and distributing prospectuses used in offering shares of the Fund for sale. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

        The Distributor pays investment dealers a service fee in order to compensate them for services they provide and expenses they incur in connection with the establishment or maintenance of shareholder accounts in the Fund. The service fee is paid quarterly at an annual rate equal to the following percentages of average Fund net assets, including reinvested dividends, in accounts serviced by the investment dealer during the year. The fee is not an expense of the Fund or its shareholders and does not affect the Fund's yields.

        The table below sets forth the service fee:

        Average Daily Net Asset Balance        Fee
        -------------------------------        ---
        $0 - 5 million                         none
        Over $5 million to $10 million         .05%
        Over $10 million                       .10%

        The distribution agreement of the Fund may be terminated at any time on 60 days' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees.

        The distribution agreement will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the Fund.

        The Distributor controls the words "IXIS Advisor" in the names of the Trust and the Fund and if it should cease to be the principal distributor of the Fund's shares, the Trust or the Fund may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for the IXIS Advisor Funds Trusts, Loomis Sayles Funds Trusts and their constituent funds.

Custodial Arrangements


        State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts, 02102, is the custodian for the Fund. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of each Fund on a daily basis. Prior to September 1, 2005, Investors Bank and Trust Company served as the Fund's custodian.


Independent Registered Public Accounting Firm


        The Fund's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110. The independent registered public accounting firm conducts an annual audit of the Fund's financial statements, assists in the review of federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and assists and consults in connection with the review of various SEC filings. The financial highlights in the Prospectus for the Fund, and the financial statements contained in the Fund's Annual Report for the fiscal year ended June 30, 2005 and incorporated by reference into this Statement, have been so included in reliance on the report of the Fund's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


Counsel to the Funds

        Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Fund.

Other Arrangements


Transfer Agency Services

        Pursuant to a contract between the Trust and IXIS Services, whose principal business address is 399 Boylston Street, Boston, Massachusetts 02116, IXIS Services acts as shareholder servicing and transfer agent for the Fund and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Fund's shares. For these services, IXIS Services received the following fees from the Fund for the fiscal year ended June 30, 2003, 2004 and 2005:



Fund                            June 30, 2003    June 30, 2004    June 30, 2005
----                            -------------    -------------    -------------
IXIS Cash Management Trust --    $ 1,330,485      $ 1,245,781      $ 1,202,394
Money Market Series

        IXIS Services has subcontracted with State Street Bank for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS"), whose principal business address is Two Heritage Drive, Quincy, Massachusetts, 02171, transaction processing, mail and other services. For these services, IXIS Services pays BFDS a monthly per account fee. In addition, pursuant to other service agreements, Classes A, B and C shareholders may pay service fees to other firms that provide similar services for their own shareholder accounts. Effective October 1, 2005, BFDS will replace IXIS Services as the shareholder servicing and transfer agent for the Fund. BFDS will perform all of the above-mentioned services pursuant to a new Transfer Agency and Service Agreement.

Administrative Services

        In addition, during the period July 1, 2004 through December 31, 2004, IXIS Services performed certain accounting and administrative services for the Fund, pursuant to an Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, IXIS Services provided the following services to the Fund: (i) personnel that performed bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) various registrations and filings required by various regulatory authorities. Effective January 1, 2005, IXIS Advisors replaced IXIS Services as administrator of the Fund. IXIS Advisors now performs all of the above-mentioned services pursuant to a new Administrative Services Agreement with the Trust.

        For these services, IXIS Services received the following fees from the Fund for the fiscal years ended June 30, 2003, 2004 and 2005:



                     Fund                                                   Period
------------------------------------------------      ------------------------------------------------------
                                                      7/1/02-6/30/03      7/1/03-6/30/04     7/1/04-12/31/04
                                                      --------------      --------------     ---------------
IXIS Cash Management Trust -- Money Market Series        $ 371,431            $ 297,699           $ 114,032



        For these services, IXIS Advisors received the following fees from the Fund for the period January 1, 2005 to June 30, 2005:



                     Fund                                                   Period
------------------------------------------------      ------------------------------------------------------
                                                                          1/1/05-6/30/05
IXIS Cash Management Trust -- Money Market Series                             $ 101,121

--------------------------------------------------------------------------------
                            FUND CHARGES AND EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

        Pursuant to an advisory agreement dated October 1, 2001, as amended July 1, 2005, IXIS Advisors has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of the Fund and to provide a range of administrative services to the Fund. For the services described in the advisory agreements, the Fund has agreed to pay IXIS Advisors an advisory fee at the annual rate set forth in the following table, reduced by the amount of any subadvisory fees payable by the Fund to the subadviser pursuant to the subadvisory agreement:



                                                         Advisory Fee payable by Fund to IXIS Advisors
                       Fund                            (as a % of average daily net assets of the Fund)/1/
    --------------------------------------------    --------------------------------------------------------
    IXIS Cash Management Trust - Money Market           0.35%  of the first $250 million
    Series                                              0.33%  of the next $250 million
                                                        0.31%  of the next $500 million
                                                        0.26%  of the next $500 million
                                                        0.25%  of the next $500 million
                                                        0.20%  of amounts in excess of $2 billion



     1 Prior to July 1, 2005, the advisory fee payable by IXIS Cash Management Trust - Money Market Series to IXIS Advisors was 0.400% of the first $500 million of the average daily net assets of the Fund, 0.375% of the next $500 million, 0.325% of the next $500 million, 0.275% of the next $500 million and 0.225% of such assets in excess of $2 billion.


SUBADVISORY FEES


        The advisory agreement provides that IXIS Advisors may delegate its responsibilities thereunder to other parties. Pursuant to a subadvisory agreement dated October 1, 2001, as amended July 1, 2005, IXIS Advisors has delegated its portfolio management responsibilities to Reich & Tang as subadviser. For providing such subadvisory services to the Fund, the Fund pays Reich & Tang a subadvisory fee at the annual rates set forth in the following table:



                                                               Subadvisory fee payable by the Fund
                                                               (as a percentage of average daily net
                       Fund                                    assets of the Fund)/1/
    --------------------------------------------               -------------------------------------
    IXIS Cash Management Trust -- Money Market          0.15%  of the first $250 million
    Series                                              0.14%  of the next $250 million
                                                        0.13%  of the next $500 million
                                                        0.13%  of amounts in excess of $1 billion


     1 Prior to July 1, 2005, the subadvisory fee payable by IXIS Advisors to Reich & Tang was 0.17% of the first $250 million of the average daily net assets of the Fund, 0.14% of the next $250 million, 0.13% of the next $500 million, and 0.10% of such assets in excess of $1 billion.


        For the last three fiscal years ended June 30, the following table shows the total advisory fees (including subadvisory fees) paid by the Fund and of these amounts, the total paid to IXIS Advisors and the total paid to the subadviser of the Fund:



IXIS Cash Management Trust -- Money Market Series
                                  2003                2004            2005
                                  ----                ----            ----
Total Advisory Fee             $2,039,902         $1,697,447       $1,354,344
IXIS Advisors Total Paid       $1,251,161         $1,027,371       $  805,324
Reich & Tang Total Paid        $  788,741         $  670,076       $  549,020

--------------------------------------------------------------------------------
                            OWNERSHIP OF FUND SHARES
--------------------------------------------------------------------------------


        As of August 16, 2005, to the Trust's knowledge, the following person(s) owned of record or beneficially 5% or more of the outstanding shares of any class of the Fund:

IXIS Advisor Cash Management Trust - Money Market Series



(Class A)                MET LIFE ADVISORS                        14.26%
                         501 BOYLSTON STREET
                         BOSTON MA 02116-3769


--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------


         The Fund's purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are generally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There are usually no brokerage commissions paid for such purchases and the Fund at present does not anticipate paying brokerage commissions. Should the Fund pay a brokerage commission on a particular transaction, the Fund would seek to effect the transaction at the most favorable available combination of best execution and lowest commission. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. During the fiscal years ended June 30, 2003, 2004 and 2005, the Fund did not incur any brokerage fees in connection with portfolio transactions.

         No portfolio transactions are executed with Reich & Tang, or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from Reich & Tang or its affiliates.

         The frequency of transactions and their allocation to various dealers is determined by Reich & Tang in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

         Investment decisions for the Fund will be made independently from those for any other accounts or investment companies that may be or become managed by Reich & Tang or its affiliates. If, however, the Fund and other investment companies or accounts managed by Reich & Tang are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by Reich & Tang occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchasers or sellers.

--------------------------------------------------------------------------------
                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
--------------------------------------------------------------------------------


        IXIS Advisor Cash Management Trust was organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated June 5, 1980, as amended. The Trust commenced operations on October 3, 1980 by acquiring all the assets and liabilities of NEL Cash Management Account, Inc., which had commenced operations on July 10, 1978. The Trust was established with the same investment objective, policies, restrictions and investment adviser as NEL Cash Management Account, Inc. then had. The name of the Trust has changed several times since its organization:

    Trust Name                                               Date
    NEL Cash Management Trust                                July 1978 to September 1986
    New England Cash Management Trust                        September 1986 to April 1992
    TNE Cash Management Trust                                April 1992 to April 1994
    New England Cash Management Trust                        April 1994 to February 2000
    Nvest Cash Management Trust                              February 2000 to April 2001
    CDC Nvest Cash Management Trust                          May 2001 to April 2005
    IXIS Advisor Cash Management Trust                       May 2005 to present



        The Money Market Series is the only series of IXIS Advisor Cash Management Trust currently in existence. The name of the Money Market Series has changed several times since its organization:



    Series Name                                              Date
    NEL Cash Management Trust                                July 1978 to June 1982
    NEL Cash Management Trust - Money Market Series          June 1982 to September 1986
    New England Cash Management Trust - Money Market Series  September 1986 to April 1992
    TNE Cash Management Trust - Money Market Series          April 1992 to April 1994
    New England Cash Management Trust - Money Market Series  April 1994 to February 2000
    Nvest Cash Management Trust - Money Market Series        February 2000 to April 2001
    CDC Nvest Cash Management Trust - Money Market Series    May 2001 to April 2005
    IXIS Cash Management Trust - Money Market Series         May 2005 to present



        The Fund has three classes of shares (Classes A, B and C) available for purchase. The Trust is a diversified, open-end management investment company.

        The Declaration of Trust currently permits the Trust's trustees to issue an unlimited number of full and fractional shares of the Fund. The Fund is represented by a particular series of shares. The Declaration of Trust further permits the Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Trust's Board of Trustees may determine. When you invest in the Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of the Fund do not have any pre-emptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to such shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.


        Classes A, B and C shares of the Fund are identical except that the classes have different exchange privileges, as set forth in detail in the Prospectus. All expenses of the Fund are borne by each class on a pro rata basis. The multiple class structure could be terminated should certain Internal Revenue Service ("IRS") rulings or SEC regulatory positions be rescinded or modified.


        If the Trust were to issue shares of more than one series, the assets received by each series of the Trust from the issue or sale of shares of each series thereof and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that series. The underlying assets of each are segregated and are charged with the expenses with respect to that series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging specifically to a particular series would be allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each series of the Trust, certain expenses might be legally chargeable against the assets of all series.


        The Declaration of Trust also permits the Trust's Board of Trustees, without shareholder approval, to subdivide the Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. The Trust's Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.

        The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Fund affected. Similarly, any class within the Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the Trust upon written notice to its shareholders.

Voting Rights

        Shareholders of the Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.


        All classes of shares of the Fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

        There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two -thirds of the trustees holding office shall have been elected by the shareholders. A shareholder meeting for the purposes of electing trustees and to vote on changes to the Declaration of Trust was held on June 2, 2005. Trustees may also be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.


        Upon written request by ten or more holders of shares who have been such for at least six months and who hold shares having a net asset value of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

        Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

        No amendment may be made to a Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the relevant Trust except (i) to change the Trust's or a Fund's name or to make changes of a technical nature in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Fund described in this Statement shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.

Shareholder and Trustee Liability


        Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of the assets of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

        The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust offers only its own Fund's shares for sale, but it is possible that the Trust might become liable for any misstatements in a Prospectus that relates to another Trust.


Code of Ethics

        The Fund, its adviser and subadviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, under certain circumstances, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

--------------------------------------------------------------------------------
                         PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

        The Fund has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. Generally, portfolio holdings information will not be disclosed until it is first posted on the Fund's website at www.ixisadvisorfunds.com. Generally, portfolio holdings information will not be posted until it is aged for at least 30 days. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

        The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the
Fund:

     (1) Disclosure of portfolio holdings posted on the Fund's website provided that information is shared no sooner than the next day following the day on which the information is posted;
     (2) Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Fund, its principal underwriter or an affiliate of the Funds' principal underwriter. Entities that receive information pursuant to this exception include Bloomberg (quarterly disclosure of full portfolio holdings, provided 25 days after month-end); Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end); Standard & Poors (quarterly disclosure of full holdings, provided 2 days after calendar quarter-end); and Vestek (daily disclosure of full portfolio holdings, provided the next business day);
     (3) Disclosure to employees of the Fund's adviser, subadviser, principal underwriter, administrator, custodian and fund accounting agent, as well as to broker dealers executing portfolio transactions for the Fund's, provided that such disclosure is made for bona fide business purposes; and
     (4) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Fund. Such exceptions will be reported to the Board of Trustees.

        With respect to (4) above, approval will be granted only when the officer determines that the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. The Fund's Board of Trustees exercises oversight of the disclosure of the Fund's portfolio holdings by reviewing, on a quarterly basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Fund's policies on the sharing of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

        The Fund's policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser and/or subadviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in a Fund or in other funds or accounts managed by the Fund's adviser and/or subadviser or by any affiliated person of the adviser and/or subadviser.


--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

        The procedures for purchasing shares of the Fund are summarized in the Prospectus. The Fund will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number. All purchases made by check should be drawn on U.S. banks and payable in U.S. dollars and made payable to IXIS Advisor Funds, or, in the case of a retirement account, the custodian or trustee. Shares of the Fund are offered for sale continuously at their respective net asset values, which the Fund seeks to maintain at a constant $1.00 per share. See "Net Income, Dividends and Valuation" in this Statement. There is no sales charge to purchase the Fund's shares. The minimum initial investment is $2,500, with a $100 minimum for subsequent investments. There are reduced investment minimums for certain investments described below under "Shareholder Services."


        For purchase of Fund shares by mail, the investment date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open, otherwise the investment date is the following business day.

        Shares may also be purchased either in writing, by phone, by federal funds wire, by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectus and through firms that are members of the National Association of Securities Dealers, Inc. that have selling agreements with the Distributor. You may also use IXIS Advisor Funds Personal Access Line(R) (800-225-5478, press 1) or IXIS Advisor Funds' website (www.ixisadvisorfunds.com) to purchase Fund shares. For more information, see the section entitled "Shareholder Services" in this Statement.

        A shareholder may purchase additional shares electronically through the ACH system so long as the shareholder's bank or credit union is a member of the ACH system and the shareholder has a completed, approved ACH application on file. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds wire, shareholders should bear in mind that this service may take two or more hours to complete.


        The Distributor may at its discretion, for existing clients, accept a telephone order for the purchase of $5,000 or more of the Fund's Class A, B and C shares. Payment must be received by the Distributor or designated transfer agent within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor, designated transfer agent or your investment dealer.

        If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules as summarized in the Prospectus may apply.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Open Accounts

        A shareholder's investment is automatically credited to an open account maintained for the shareholder by IXIS Services. Following each additional investment or redemption from the account initiated by an investor, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, IXIS Services will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. IXIS Services may charge a fee for providing duplicate information.


        The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class shares.


        The costs of maintaining the open account system are paid by the Fund and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Classes A, B and C shares)


        Subject to the Fund's investor eligibility requirements, investors may automatically invest in additional shares of the Fund on a monthly basis by authorizing the Distributor to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments and are forwarded to IXIS Services for investment in the Fund. A plan may be opened with an initial investment of $1,000 or more and thereafter regular monthly checks of $50 or more will be drawn on the investor's account. (Shareholders with accounts participating in the IXIS Advisor Funds' Investment Builder program prior to May 1, 2005 may continue to make subsequent purchases of $25 into those accounts.) The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application must be completed to open an automatic investment plan and may be obtained by calling the Distributor at 800-225-5478 or your investment dealer or by visiting our website at www.ixisadvisorfunds.com.


        This program is voluntary and may be terminated at any time by IXIS Services upon notice to existing plan participants. The Investment Builder Program plan may be discontinued at any time by the investor by written notice to IXIS Services, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any draft is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits

        The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Fund or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.


        The reduced minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in the Fund must be at least $1,000 for IRAs and Keogh plans using the IXIS Advisor Funds' prototype, at least $500 for Coverdell Education Savings Accounts, and at least $100 for any subsequent investments. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.


Systematic Withdrawal Plans (Classes A, B and C shares)

        An investor owning the Fund's shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan ("Plan") providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or the Distributor.


        A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment, under a variable payment option, may be $50 or more.

        In the case of shares subject to a Contingent Deferred Sales Charge ("CDSC"), the amount or percentage you specify may not exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to redemptions pursuant to the Plan.

        All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested at net asset value determined on the record date.

        Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Fund and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gains Distributions and Tax Status" or "Taxation of Funds" below for certain information as to federal income taxes.

        Because of statutory restrictions this Plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

Dividend Diversification Program

        You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another IXIS Advisor Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value (plus any applicable sales charge or CDSC) on the dividend payable date. A dividend diversification account must be in the same registration (shareholder name) as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund's minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other IXIS Advisor Fund, you must obtain and carefully read a copy of that Fund's Prospectus.

Exchange Privilege


        A shareholder may exchange the shares of any IXIS Advisor Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II for shares of the same class of an other IXIS Advisor Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers that class (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. In certain limited circumstances, the Distributor may waive the requirement that shareholders pay the difference between any sales charge already paid on their shares and the higher sales charge of the fund into which they are exchanging at the time of the exchange. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. As stated above, if you own Class A, Class B or Class C shares, you may also elect to exchange your shares of any IXIS Advisor Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II for shares of the same class of the Fund. On all exchanges of Class A or C shares subject to a CDSC and Class B shares into the Fund, the exchange stops the aging period relating to the CDSC, and, for Class B shares only, relating to conversion to Class A shares. The aging period resumes only when an exchange is made back into Classes A, B and C shares of a Fund. Shareholders may also exchange their shares in the Fund for shares of the same class of any other IXIS Advisor Fund listed below, subject to those funds' eligibility requirements and sales charges. Class C shares in accounts may exchange into Class C shares of a IXIS Advisor Fund subject to its CDSC schedule. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds, for Institutional Class shares of any other series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers Institutional Class shares, or for Class A shares of the Fund. These options are summarized in the Prospectuses. An exchange may be effected, provided that neither the registered name nor address of the accounts is different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or IXIS Services at 800-225-5478; or (2) a written exchange request to the Fund or IXIS Services, P.O. Box 219579, Kansas City, MO 64121-9579. You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total net asset value of your account, whichever is less.


        Before requesting an exchange into any other IXIS Advisor Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II, please read its prospectus carefully. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

        As indicated in the Prospectuses, certain Funds are subject to a redemption fee on exchanges.

        The investment objectives of the IXIS Advisor Funds as set forth in their prospectuses are as follows:

IXIS Advisor Funds:

Diversified Portfolios:

        IXIS Moderate Diversified Portfolio seeks long-term capital appreciation with income as a secondary objective.


        IXIS Equity Diversified Portfolio seeks long-term capital appreciation.

Equity Funds:

        AEW Real Estate Fund seeks to provide investors with above-average income and long-term growth of capital.

        CGM Advisor Targeted Equity Fund seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

        Hansberger International Fund seeks long-term growth of capital.

        Harris Associates Focused Value Fund seeks long-term capital appreciation.

        Harris Associates Large Cap Value Fund seeks opportunities for long-term capital growth and income.


        IXIS U.S. Diversified Portfolio seeks long-term growth of capital.

        IXIS Value Fund seeks a reasonable, long-term investment return from a combination of market appreciation and dividend income from equity securities.


        Loomis Sayles Growth Fund seeks long-term growth of capital.

        Loomis Sayles Research Fund seeks to provide long-term growth of capital.

        Vaughan Nelson Small Cap Value Fund seeks capital appreciation.

        Westpeak Capital Growth Fund seeks long-term growth of capital.

Income Funds:

        Loomis Sayles Core Plus Bond Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

        Loomis Sayles High Income Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

        Loomis Sayles Investment Grade Bond Fund seeks high total investment return through a combination of current income and capital appreciation.

        Loomis Sayles Limited Term Government and Agency Fund seeks a high current return consistent with preservation of capital.

        Loomis Sayles Strategic Income Fund seeks high current income with a secondary objective of capital growth.

Tax Free Income Funds:

        Loomis Sayles Massachusetts Tax Free Income Fund seeks to maintain a high a level of current income exempt from federal and Massachusetts personal income taxes.

        Loomis Sayles Municipal Income Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital.


        As of June 30, 2005, the net assets of the IXIS Advisor Funds totaled $5.9 billion.


Automatic Exchange Plan (Classes A, B and C Shares)

        As described in the Prospectus following the caption "Additional Investor Services," a shareholder may establish an Automatic Exchange Plan under which shares of the Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until IXIS Services is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form may be used to establish an Automatic Exchange Plan and is available from IXIS Services or your financial representative.


Broker Trading Privileges

        The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Distributor no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Self-Servicing Your Account with IXIS Advisor Funds Personal Access Line(R) and Web site

        IXIS Advisor Funds shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.ixisadvisorfunds.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. IXIS Advisor Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification numbers (PIN). In addition, you may restrict these privileges from your account by calling IXIS Advisor Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our Web site at www.ixisadvisorfunds.com.

        Investor activity through these mediums is subject to the terms and conditions outlined in the following IXIS Advisor Funds Online and Telephonic Customer Agreement. This agreement is also posted on our Web site. The initiation of any activity through the IXIS Advisor Funds Personal Access Line(R) or Web site at www.ixisadvisorfunds.com by an investor shall indicate agreement with the following terms and conditions:

           IXIS Advisor Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

        The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company which provides the information. No party which provides a connection between this Web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

        The online acknowledgments or other messages which appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

        You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE IXIS ADVISOR FUNDS PERSONAL ACCESS LINE(R).

        You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

        You agree that IXIS Advisor Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

        IXIS Advisor Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and IXIS Advisor Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly IXIS Advisor Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

        The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While IXIS Advisor Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

        You agree to immediately notify IXIS Advisor Funds if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3. You transmit a transaction for which you do not receive a confirmation number.

4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

        Any costs incurred in connection with the use of the IXIS Advisor Funds Personal Access Line(R) or the IXIS Advisor Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly IXIS Advisor Funds makes no warranties concerning the availability of Internet services or network availability.

        IXIS Advisor Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING IXIS ADVISOR FUNDS OF YOUR DESIRE TO DO SO.

        Written notifications to IXIS Advisor Funds should be sent to:

        IXIS Advisor Funds
        P.O.  Box 219579
        Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

--------------------------------------------------------------------------------
                                   REDEMPTIONS
--------------------------------------------------------------------------------


The procedures for redemption of shares of the Fund are summarized in the Prospectus. As described in the Prospectus, a CDSC may be imposed in certain instances upon the redemption of Fund shares that were acquired through an exchange of shares of the IXIS Advisor Funds. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. Any applicable CDSC will be calculated in the manner described in the relevant prospectus and related statement of additional information of the IXIS Advisor Funds.


        The Fund will only accept medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a medallion signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file.

        If you select the telephone redemption service in the manner described in the next paragraph, shares of the Fund may be redeemed by calling toll free 800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business will receive the next business day's closing price. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request, which complies with the redemption procedures established by the Funds from time to time.


        In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, which is available at www.ixisadvisorfunds.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to IXIS Services or your investment dealer a completed Service Options Form, which may require a medallion signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Fund, the Distributor and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. IXIS Services, as agreed to with the Fund, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.


        The redemption price will be the net asset value per share (less any applicable CDSC and redemption fee) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Fund reserves the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).


        In order to redeem shares electronically through the ACH system, a shareholder's bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application (via a new account application or service options form) on file. In addition, the telephone request must be received no later than 4:00 p.m. (Eastern time). Upon receipt of the required information, the appropriate number shares will be redeemed and the monies forwarded to the bank designated on the shareholder's application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder's bank within three business days. The availability of these monies will depend on the individual bank's rules.

        The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of the Fund. The redemptions in kind generally will represent a pro rata distribution of each security held in the Fund's portfolio (though the Funds' procedures allow for adjustments to prevent distributions of restricted shares, fractional shares and odd-lot numbers of shares). If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period. Certain Funds may impose a redemption fee, as disclosed in its Prospectus. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Net Income, Dividends and Valuation" and "Taxes" below.

Minimum Balance Policy

        The Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described in the Fund's prospectus. The fee is subject to change. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occur during the third week in September of each calendar year, although they may occur at a later date in the year. The fee will not be deducted from Fund positions opened after June 30th of that calendar year. Certain accounts, such as accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares and accounts using an IXIS Advisors Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts), are excepted from the minimum balance fee.

        In its discretion, the Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation will be liquidated, rather than assessed a fee, if the account balance falls below the minimum required to open an account. The valuation of account balances and the liquidations generally occur in October of each calendar year, although they may occur at a later date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year.

--------------------------------------------------------------------------------
                       NET INCOME, DIVIDENDS AND VALUATION
--------------------------------------------------------------------------------

Determination of Net Income


        The net income of the Fund is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in IXIS Advisors' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if IXIS Advisors in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. For example, the Fund may price its shares on days on which the Exchange is closed but the fixed income markets are open for trading. The Fund does not expect to price its shares on the following holidays (or day which the holiday is observed): New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net income includes (i) all interest accrued and discount earned on the portfolio investments of the Fund, minus (ii) amortized premium on such investments, plus or minus (iii) all realized gains and losses on such investments, and minus (iv) all expenses of the Fund.


Daily Dividends

        As described in the Prospectus, the net income of the Fund is declared as a dividend at the closing of regular trading on the Exchange each day that the Exchange is open. In general, all investments in the Fund begin to accrue dividends on the business day following the date the purchase amount is invested in the Fund. Dividends accrue up to and including the date of redemption. Dividends will be paid in cash to the shareholder if the shareholder has notified State Street Bank in writing of the election on or before payable date. Net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Although the Fund does not expect to realize any long-term capital gains, if such gains are realized they will be distributed once a year, after applying any available capital loss carryovers. If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will be automatically changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

Valuation of the Fund's Portfolio Investments

        The total net asset value of the Fund (the excess of the Fund's assets over its liabilities) is determined by the custodian as of the close of regular trading on the Exchange on each day the Exchange is open for trading. (See "Determination of Net Income.") Under normal market conditions, portfolio securities will be valued at amortized cost as described below. Expenses of the Fund are paid or accrued each day. In certain circumstances as permitted under SEC regulations, the Fund's portfolio securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or persons acting pursuant to procedures approved by the Board of Trustees.

        Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter, the value of securities purchased at a discount or premium is increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of the Fund may at times be more or less than their market value.


        By using amortized cost valuation, the Fund seeks to maintain a constant net asset value of $1.00 per share despite minor shifts in the market value of their portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Fund. However, as a result of the following procedures, it is believed that any difference will normally be minimal. The trustees monitor quarterly the deviation between the net asset value per share of the Fund as determined by using available market quotations and its amortized cost price per share. Reich & Tang reviews such comparisons, as performed by the custodian, at least weekly and the trustees are advised promptly in the event of any significant deviation. If the deviation exceeds 1/2 of 1% for the Fund, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of that Fund and prevent material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind; selling portfolio securities prior to maturity; withholding dividends; or using a net asset value per share as determined by using available market quotations. There is no assurance that the Fund will be able to maintain its net asset value at $1.00 per share.


Determination of Yield


        The Fund's yield, as it may appear in advertisements or written sales material, represents the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the period for which yield is determined (the "base period"). Current yield for the base period (for example, seven calendar days) is calculated by dividing (i) the net change in the value of the account for the base period by (ii) the number of days in the base period. The resulting number is then multiplied by 365 to determine the net income on an annualized basis. This amount is divided by the value of the account as of the beginning of the base period, normally $1.00, in order to state the current yield as a percentage. Yield may also be calculated on a compound basis ("effective" or "compound" yield) which assumes continual reinvestment throughout an entire year of net income earned at the same rate as net income is earned by the account for the base period.

        The Fund's yield for the seven days ended June 30, 2005 and effective yield based on such seven-day period were, respectively, 2.47% and 2.50%. The yield is based on the expenses paid by Classes A, B and C shares.


        Yield is calculated without regard to realized and unrealized gains and losses. The yield of the Fund will vary depending on prevailing interest rates, operating expenses and the quality, maturity and type of instruments held in the portfolio of that Fund. Consequently, no yield quotation should be considered as representative of what the yield of the Fund may be for any future period. The Fund's yields are not guaranteed. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

        Shareholders comparing the Fund's yield with that of alternative investments (such as savings accounts, various types of bank deposits, and other money market funds) should consider such things as liquidity, minimum balance requirements, checkwriting privileges, the differences in the periods and methods used in the calculation of the yields being compared, and the impact of taxes on alternative types of investments.

        Yield information may be useful in reviewing the Fund's performance and providing a basis for comparison with other investment alternatives. However, unlike bank deposits, traditional corporate or municipal bonds or other investments which pay a fixed yield for a stated period of time, money market fund yields fluctuate.

Calculation of Total Return and Average Annual Total Return

        Total return (including average annual total return) is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that Fund rather than paid to the investor in cash. The Fund may show total return and average annual total return of each class for the one-year, five-year and ten-year periods (or for the period since inception, if shorter) through the end of the most recent calendar quarter. The formula for total return used by the Fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the Fund (with or without giving effect to the deduction of sales charge or CDSC, if applicable) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result where appropriate. Total return may be stated with or without giving effect to any expense limitations in effect for the Fund. If the Fund presents returns reflecting an expense limitation or waiver, its total return would have been lower if no limitation or waiver were in effect.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

In General

        The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

Taxation of the Fund


        The tax status of the Fund and the distributions that the Fund may make are summarized in the section of the Prospectus entitled "Tax Consequences." The Fund intends to elect to be treated each year for treatment as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code (the "Code"). In order to qualify, the Fund must, among other things, (i) distribute annually at least 90% of the sum of its net investment income, its net tax-exempt income and net realized short-term capital gains; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (iii) diversify its holdings so that at the end of each fiscal quarter (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and
(b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

        If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends.

        If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

        To avoid imposition of a nondeductible 4% excise tax, the Fund must distribute by December 31 each year substantially all of its ordinary income realized in that year, and any previously undistributed capital gains it realized in the twelve months ended on October 31 of that year (or December 31, if the Fund is permitted to elect and so elects), plus any retained amount from the prior year. Certain dividends declared by the Fund in October, November or December but not actually received by you until January will be treated for federal tax purposes as though you had received them on December

31 of the year in which declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there cannot be assurance that it will be able to do so.


Taxation of Fund Distributions


        For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund's earnings and profits. It is not expected that the Fund will realize any long-term capital gains. However, to the extent that distributions of any net realized long-term capital gains (i.e., the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) are made to shareholders of the Fund, such gains are taxable to such shareholders as long-term capital gains, whether received in cash or additional shares and regardless of how long shareholders have held their shares. Such distributions are not eligible for the dividends-received deduction for corporations or for treatment as qualified dividend income by individuals. Distributions derived from short-term net capital gains and investment income are generally taxable to you at ordinary income rates.


Sale or Redemption of Fund Shares

        The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

        Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.


        Non-U.S. Shareholders. In general, dividends (other than distributions of net long-term capital gains, if any) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund in its taxable year beginning July 1, 2005. The Fund does not intend to make such designations.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

    Foreign currency-denominated securities and related hedging transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

    Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund."

    A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

    Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Backup withholding

        The Fund is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by you if you do not provide a correct, certified taxpayer identification number (TIN), if the Fund is notified that you have underreported income in the past, or if you fail to certify to the Fund that you are not subject to such withholding. If you are a tax-exempt shareholder, however, these backup withholding rules will not apply so long as you furnish the Fund with an appropriate certification. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

        The foregoing relates only to federal income taxation of individuals and corporations. Prospective shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Fund dividends and capital gain distributions and the tax consequences of retirement plans offering tax benefits. Information regarding the tax status of distributions made by the Fund will be sent to shareholders shortly after the end of each calendar year.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


        The Financial Statements of the Fund and the related report of the independent registered public accounting firm included in the annual report of the Fund for the year ended June 30, 2005 are incorporated herein by reference. The Fund's annual and semiannual reports are available upon request and without charge. The Fund will send a single copy of its annual and semiannual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800- 225-5478 or by writing to the Fund at: IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. The annual reports, semiannual reports and SAIs are available online at the Fund's website www.ixisadvisorfunds.com. The annual and semiannual reports are also available on-line at the SEC's website, at www.sec.gov.

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

                       DESCRIPTION OF CERTAIN INVESTMENTS

        Obligations Backed by Full Faith and Credit of the U.S. Government -- bills, certificates of indebtedness, notes and bonds issued by (i) the U.S. Treasury or (ii) agencies, authorities and instrumentalities of the U.S. government or other entities and backed by the full faith and credit of the U.S. government. Such obligations include, but are not limited to, obligations issued by the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration.

        Other U.S. Government Obligations -- bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. government which are supported by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

        Repurchase Agreements -- agreements by which the Fund purchases a security (usually a U.S. government obligation) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase.

        Certificates of Deposit -- certificates issued against funds deposited in a bank, are for a definite period of time, and earn a specified rate of return and are normally negotiable.

        Bankers' Acceptances -- short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

        Yankeedollar Obligations -- obligations of U.S. branches of foreign banks.

        Eurodollar Obligations -- dollar-denominated obligations of foreign banks (including U.S. and London branches of foreign banks) and foreign branches of U.S. banks.

        Commercial Paper -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

        Corporate Obligations -- include bonds and notes issued by corporations in order to finance longer-term credit needs.

--------------------------------------------------------------------------------
                                   APPENDIX B
--------------------------------------------------------------------------------

                        DESCRIPTION OF SECURITIES RATINGS

        Set forth below are descriptions of the highest ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") for corporate and municipal bonds, commercial paper and short-term tax-exempt obligations. Ratings for commercial paper have been included since certain of the obligations which the Funds are authorized to purchase have characteristics of commercial paper and have been rated as such by Moody's, S&P and Fitch.

Moody's Investors Service, Inc.

        Corporate and Municipal Bond Ratings

        Aaa: Bonds which are rated `Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

        Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

        Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

        Moody's applies numerical modifiers, 1, 2, and 3 in the generic rating classified Aa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

        Short-Term Municipal Notes Ratings

        The two highest ratings of Moody's for short-term municipal notes are MIG-1 and MIG-2: MIG-1 denotes "best quality, enjoying strong protection from established cash flows;" MIG-2 denotes "high quality," with margins of protection ample although not so large as in the preceding group.

        Commercial Paper Ratings

        The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

        Corporate Short-Term Debt Ratings

        Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

        PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Standard & Poor's Ratings Services

        Issue Credit Rating Definitions

        A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

        Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

        Corporate and Municipal Bond Ratings

        AAA: An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA: An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

        Short-Term Municipal Notes Ratings

        S&P does not rate short-term municipal notes as such.

        Commercial Paper Ratings Definitions

        A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

        A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investors Service, Inc.

        Commercial Paper and Short-Term Ratings

        The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch and reflects an assurance of timely payment only slightly less in degree than the strongest issues.

        Bond and Long-Term Ratings

        Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and are liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question despite changes that may occur in conditions. Bonds rated AA by Fitch, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad, are judged by Fitch to be of safety virtually beyond question and are readily salable. The issue may be the obligation of a small company, that is strongly secured but influenced as to rating by the lesser financial power of the enterprise and by a more local type of market.

                                                       Registration Nos. 2-68348
                                                                        811-2819

                       IXIS ADVISORS CASH MANAGEMENT TRUST
                                     PART C
                                OTHER INFORMATION

Item 23.        Exhibits

(a)             Articles of Incorporation

                The Registrant's Sixth Restatement of Amended Agreement and Declaration of Trust dated June 20, 2005 (the "Agreement and Declaration") is filed herewith.

(b)             By-Laws

        (1) The Registrant's Amended and Restated By-Laws dated February 27, 2004 (the "By-Laws") are incorporated by reference to exhibit
                (b)(1) to Post-Effective Amendment ("PEA") No. 42 to the initial registration statement (the "Registration Statement"filed on August 30, 2004.

        (2) The Registrant's First Amendment to the By-Laws dated August 20, 2004 is filed herewith

        (3) The Registrant's Second Amendment to the Amended and Restated By-Laws dated November 19, 2004 (the "By-Laws") is filed herewith.

        (4) The Registrant's Amended and Restated By-Laws dated June 2, 2005 (the "By-Laws") are filed herewith.

(c)             Instruments Defining Rights of Security Holders

                Rights of shareholders are described in Article III, Section 6 of the Registrant's Agreement and Declaration filed herewith.

(d)             Investment Advisory Contracts

        (1) Advisory Agreement dated October 1, 2001 between the Registrant, on behalf of IXIS Cash Management Trust - Money Market Series (the "Money Market Series") and IXIS Asset Management Advisors, L.P. (" IXIS Advisors") is incorporated by reference to exhibit
                (d)(1) to PEA No. 40 to the Registration Statement filed on August 27, 2002.

        (2) First Addendum dated July 1, 2005 to the Advisory Agreement dated October 1, 2001 between the Registrant on behalf of the Money Market Series and IXIS Advisors is filed herewith.

        (3)     Subadvisory Agreement dated October 1, 2001 among the
                Registrant,

                IXIS Advisors and Reich & Tang Asset Management, LLC ("Reich & Tang") is incorporated by reference to exhibit (d)(2) to PEA No. 40 to the Registration Statement filed on August 27, 2002.

        (4) Amendment No. 1 dated July 1, 2005 to the Subadvisory Agreement dated October 1, 2001 among the Registrant on behalf of the Money Market Series, IXIS Advisors and Reich & Tang is filed herewith.

(e)             Underwriting Contracts

        (1) Distribution Agreement dated October 30, 2000 between the Registrant, on behalf of the Money Market Series, and IXIS Asset Management Distributors, L.P. ("IXIS Distributors") is incorporated by reference to exhibit (e)(1) to PEA No. 38 to the Registration Statement filed on June 29, 2001.

        (2) Form of Dealer Agreement used by IXIS Distributors is filed herewith.

(f)             Bonus or Profit Sharing Contracts

                Not applicable.

(g)             Custodian Agreements

                Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company is filed herewith.

(h)             Other Material Contracts

        (1) Transfer Agency and Service Agreement dated November 1, 1999 between the Registrant and IXIS Asset Management Services Company. ("IXIS Services") is incorporated by reference to exhibit (h)(1) to PEA No. 37 to the Registration Statement filed on August 28, 2000.

        (2) First Addendum dated September 12, 2004 to Transfer Agency and Service Agreement dated November 1, 1999 is incorporated by reference to exhibit (h)(2) to PEA No. 41 to the Registration Statement filed on October 29, 2003.

        (3) Second Addendum dated January 1, 2004 to the Transfer Agency and Service Agreement dated November 1, 1999 is incorporated by reference to exhibit (h)(3) to PEA No. 42 to the Registration Statement filed on August 30, 2004.

        (4) Third Addendum dated July 14, 2004 to the Transfer Agency and Service Agreement dated November 1, 1999 is incorporated by reference to exhibit (h)(4) to PEA No. 42 to the Registration Statement filed on August 30, 2004.

        (5)     Amendment dated January 3, 2005 to the Transfer Agency and
                Service

                Agreement dated November 1, 1999 is filed herewith.

        (6) Administrative Services Agreement dated January 3, 2005 between Registrant and IXIS Advisors is filed herewith.

        (7) Reliance Agreement for Exchange Privileges dated September 30, 2003 by and among the Registrant, IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds IV, Loomis Sayles Funds I and Loomis Sayles Funds II is incorporated by reference to exhibit (h)(4) to PEA No. 41 to the Registration Statement filed on October 29, 2003.

        (8) Customer Identification Program Delegation Letter Agreement dated September 30, 2003 amount Registrant, CMT Trust and CGM Capital Development Fund is incorporated by reference to exhibit
                (h)(5) to PEA No. 41 to the Registration Statement filed on October 29, 2003.

(i)             Legal Opinion

                Not applicable.

(j)             Other Opinions

                Consent of PricewaterhouseCoopers LLP is filed herewith.

(k)             Omitted Financial Statements

                Not applicable.

(l)             Initial Capital Agreements

                Not applicable.

(m)             Rule 12b-1 Plans

                Not applicable.

(n)             Rule 18f-3 Plan

        (1) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 (the "the Rule 18f-3 Plan") as amended, effective February 2004 is filed herewith.

        (2) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 (the "the Rule 18f-3 Plan") as amended, effective August 26, 2005 is filed herewith.

(p)             Code of Ethics

        (1) Code of Ethics dated July 1, 2004 of Registrant is incorporated by reference to exhibit (p)(1) to PEA No. 42 to the Registration Statement filed on August 30, 2004.

        (2) Code of Ethics dated July 1, 2005 for IXIS Advisors and IXIS Distributors is filed herewith.

        (3) Code of Ethics, as amended, effective January 20, 2005 of Reich & Tang is filed herewith.

(q)             Powers of Attorney

        (1) Powers of Attorney for Graham T. Allison, Jr., Daniel M. Cain, Kenneth J. Cowan, Richard Darman, John T. Hailer, Paul Chenault, Edward Benjamin, Robert Blanding, Sandra O. Moose and John A. Shane dated October 18, 2004 designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for each Trustee is filed herewith.

        (2) Powers of Attorney dated June 2, 2005 for Charles D. Baker and Cynthia L. Walker designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for each Trustee is filed herewith.

Item 24.        Persons Controlled by or Under Common Control with Registrant

                The Registrant is not aware of any person controlled or under common control with any of its series.

                As of August 16, 2005, there were no persons that owned 25% or more of the outstanding voting securities of the Registrant.

Item 25.        Indemnification

                Under Article 5 of the Registrant's By-Laws, any past or present Trustee or officer of the Registrant (hereinafter referred to as a "Covered Person") shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined that such covered person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. This description is modified in its entirety by the provision of Article 5 of the Registrant's By-Laws, and is filed herewith.

                The Distribution Agreement, the Custodian Agreement, the Transfer Agency and Service Agreement and the Administrative Services Agreement (the "Agreements") contained herein and in various post-effective amendments and incorporated herein by reference, provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Registrant against liability and expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.

                Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant in conjunction with IXIS Asset Management North America, L.P. ("IXIS North America") and its affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

Item 26:        Business and Other Connections of Investment Adviser

(a) IXIS Advisors, a wholly owned subsidiary IXIS Asset Management North America, L.P. serves as investment adviser to all the series of the Registrant. IXIS Advisors was organized in 1995.

                The list required by this Item 26 regarding any other business, profession or employment of a substantial nature engaged in by officers and partners of IXIS Advisors during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by IXIS Advisors pursuant to the Advisers Act (SEC File No. 801-48408; IARD/CRD No. 106800)..

(b) Reich & Tang is the subadviser of the Registrant's Money Market Series. Reich & Tang serves as the investment adviser to a number of other registered investment companies.

                The list required by this Item 26 regarding any other business, profession, vocation or employment of substantial nature engaged in by officers and directors of Reich & Tang during the past two years is incorporated herein by reference to schedules A, C and D of form ADV filed by Reich & Tang pursuant to the Advisers Act (SEC File No. 801-47230; IARD/CRD No. 106186).

Item 27.        Principal Underwriters

(a) IXIS Distributors, the principal underwriter of the Registrant, also serves as principal underwriter for:

                IXIS Advisor Funds Trust I
                IXIS Advisor Funds Trust II
                IXIS Advisor Funds Trust III
                IXIS Advisor Trust IV
                Loomis Sayles Funds I
                Loomis Sayles Funds II

(b) The general partner and officers of the Registrant's principal underwriter, IXIS Distributors, and their addresses are as follows:

                             Positions and Offices       Positions and Offices
          Name            with Principal Underwriter        with Registrant
--------------------------------------------------------------------------------
IXIS Asset Management   General Partner                None
Distribution
Corporation

John T. Hailer          President and Chief Executive  President, Chief
                         Officer                        Executive Officer and
                                                        Trustee

John E. Pelletier       Executive Vice President and   Chief Operating Officer
                         Chief Operating Officer

Coleen Downs Dinneen    Senior Vice President,         Secretary, Clerk and
                         General Counsel, Secretary     Chief Legal Officer
                         and Clerk

Max J. Mahoney          Senior Vice President and      Assistant Secretary and
                         Deputy General Counsel        Anti-Money Laundering
                                                        Officer

Russell Kane            Vice President, Associate      Assistant Secretary
                         General Counsel, Assistant
                         Secretary and Assistant
                         Clerk

Michael Kardok          Senior Vice President          Treasurer, Principal
                                                        Financial and Accounting
                                                        Officer

Kristin Vigneaux        Chief Compliance Officer for   Chief Compliance Officer
                         Mutual Funds

Beatriz Pina Smith      Vice President, Treasurer      None
                         and Chief Financial Officer

Anthony Loureiro        Senior Vice President and      None
                         Chief Compliance Officer
                         for the Broker-Dealer

Robert Krantz           Executive Vice President       None

Frank S. Maselli        Executive Vice President       None

Matt Witkos             Executive Vice President       None

Diane Whelan            Executive Vice President       None

Jeffrey Coron           Senior Vice President          None

Curt Overway            Senior Vice President          None

Maureen O'Neill         Senior Vice President          None

Susannah Wardly         Senior Vice President          None

Mark Doyle              Senior Vice President          None

Matthew Coldren         Senior Vice President          None

Michael Raso            Senior Vice President          None

The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

(c)             Not applicable.

Item 28.        Location of Accounts and Records

The following companies, in the aggregate, maintain possession of the documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder.

(i)             IXIS Advisor Cash Management Trust
                399 Boylston Street
                Boston, Massachusetts 02116

(ii)            State Street Bank and Trust Company
                225 Franklin Street
                Boston, Massachusetts 02110

(iii)           IXIS Asset Management Services Company
                399 Boylston Street
                Boston, MA 02116

(iv)            IXIS Asset Management Distributors, L.P.
                399 Boylston Street
                Boston, Massachusetts 02116

(v)             IXIS Asset Management Advisors, L.P.
                399 Boylston Street
                Boston, MA  02116

(vi)            Reich & Tang Asset Management, LLC
                600 Fifth Avenue
                New York, NY 10020

Item 29.        Management Services

                None.

Item 30.        Undertakings

                The Registrant undertakes to provide its annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

                       IXIS ADVISOR CASH MANAGEMENT TRUST
                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment ("PEA") No. 43 to its Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this PEA No. 43 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 31st day of August, 2005.

                                         IXIS ADVISOR CASH MANAGEMENT TRUST

                                         By: /s/ John T. Hailer
                                             -----------------------------------
                                         John T. Hailer
                                         Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                            Title                       Date
---------                            -----                       ----
/s/ Mchael Kardok
---------------------------------
Michael Kardok                       Treasurer                   August 31, 2005

/s/ Graham T. Allison, Jr.
---------------------------------
Graham T. Allison, Jr.*              Trustee                     August 31, 2005

/s/ Charles D. Baker
---------------------------------
Charles D. Baker*                    Trustee                     August 31, 2005

/s/ Edward A. Benjamin
---------------------------------
Edward A. Benjamin*                  Trustee                     August 31, 2005

/s/ Robert J. Blanding
---------------------------------
Robert J. Blanding*                  Trustee                     August 31, 2005

/s/ Daniel M. Cain
---------------------------------
Daniel M. Cain*                      Trustee; Co-Chairman        August 31, 2005
                                     of the Board

/s/ Paul G. Chenault
---------------------------------
Paul G. Chenault*                    Trustee                     August 31, 2005

/s/ Kenneth J. Cowan
---------------------------------
Kenneth J. Cowan*                    Trustee; Co-Chairman        August 31, 2005
                                     of the Board

/s/ Richard Darman
---------------------------------
Richard Darman*                      Trustee                     August 31, 2005

/s/ John T. Hailer
---------------------------------
John T. Hailer                       Trustee, President, Chief   August 31, 2005
                                     Executive Officer

/s/ Sandra O. Moose
---------------------------------
Sandra O. Moose*                     Trustee                     August 31, 2005

/s/ John A. Shane
---------------------------------
John A. Shane*                       Trustee                     August 31, 2005

/s/ Cynthia L. Walker
---------------------------------
Cynthia L. Walker*                   Trustee                     August 31, 2005

                                                *By: /s/ Coleen Downs Dinneen
                                                     ---------------------------
                                                     Coleen Downs Dinneen
                                                     Attorney-In-Fact**
                                                     August 31, 2005

        ** Powers of Attorney for Graham T. Allison, Jr., Daniel M. Cain, Kenneth J. Cowan, Richard Darman, John T. Hailer, Paul Chenault, Edward Benjamin, Robert Blanding, Sandra O. Moose and John A. Shane are filed herewith as exhibit (q)(1). Powers of Attorney for Charles D. Baker and Cynthia L. Walker are filed herewith as exhibit (q)(2).

                       IXIS Advisor Cash Management Trust

                                  Exhibit Index

                        Exhibits for Item 23 of Form N-1A

Exhibit     Exhibit Description
(a)         Sixth Amended and Restated Agreement and Declaration of Trust
(b)(2)      Amendment No. 1 to Amended and Restated By-Laws
(b)(3)      Amendment No. 2 to Amended and Restated By-Laws
(b)(4)      Amended and Restated By-Laws dated June 20, 2005
(d)(2)      Addendum to IXIS Cash Management Trust - Money Market Series
            Advisory Agreement Addendum
(d)(4)      Amendment No. 1 to the Sub-Advisory Agreement with Reich & Tang
(e)(2)      Form of Dealer Agreement
(g)         Form of Custodian Agreement
(h)(5)      Addendum to Transfer Agency and Service Agreement
(h)(6)      Administrative Services Agreement
(j)         Consent of PricewaterhouseCoopers LLP
(n)(1)      Rule 18f-3 Plan
(n)(2)      Rule 18f-3 Plan
(p)(2)      Code of Ethics of IXIS Advisors and IXIS Distributors
(p)(3)      Code of Ethics of Reich & Tang
(q)(1)      Powers of Attorney
(q)(2)      Powers of Attorney